UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) August 31, 2005

                CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES
            (Exact name of Registrant as specified in its charter)


       California                0-10831                94-2744492
State or other jurisdiction    (Commission           (I.R.S. Employer
   of incorporation)           File Number)       Identification Number)

                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

Consolidated Capital Institutional Properties (the "Registrant") owns a 100% interest in CCIP Loft, LLC, a Delaware limited liability company (the "Partnership"). On August 31, 2005, the Partnership obtained a mortgage loan in the principal amount of $4,600,000 on its investment property, The Lofts Apartments, located in Raleigh, North Carolina. The existing mortgage loan with an outstanding principal amount of approximately $3,948,000 was repaid with proceeds from the new mortgage loan. The new mortgage requires monthly payments of principal and interest beginning on October 10, 2005 until the loan matures September 10, 2012, with a fixed interest rate of 5.04% and a balloon payment of approximately $4,049,000 due at maturity. The Partnership may not prepay the new mortgage loan prior to October 10, 2007. On or after this date the Partnership may prepay the outstanding principal balance provided that the Partnership provides at least sixty days prior written notice and pays a prepayment penalty as defined in the loan agreement. As a condition to making the new mortgage loan, the lender required AIMCO Properties, L.P., an affiliate of the Registrant, to guarantee the obligations and liabilities of the Registrant with respect to the new mortgage.

In accordance with the terms of the loan agreement relating to the new mortgage, the payment of the mortgage may be accelerated at the option of the lender if an Event of Default, as defined in the loan agreement occurs. Events of Default include, but are not limited to nonpayment of monthly interest and reserve requirements and nonpayment of amounts outstanding on or before the maturity date.

The foregoing description is qualified in its entirety by reference to the Deed of Trust, Assignment of Leases and Rents and Security Agreement, Promissory Note and Guaranty, copies of which are filed as exhibits 10.38, 10.39 and 10.40 to this report.

Item 9.01  Financial Statements and Exhibits

(c)   Exhibits

         The following exhibits are filed with this report:

10.38 Deed of Trust, Assignment of Leases and Rents and Security Agreement dated August 31, 2005 between CCIP Loft, LLC, a Delaware limited liability company and New York Life Insurance Company.*
10.39 Promissory Note dated August 31, 2005 between CCIP Loft, LLC, a Delaware limited liability company and New York Life Insurance Company.*
10.40 Guaranty dated August 31, 2005 between AIMCO Properties, L.P., for the benefit of New York Life Insurance Company.*

*Schedules and supplemental materials to the exhibits have been omitted but will be provided to the Securities and Exchange Commission upon request.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CONSOLIDATED CAPITAL INSTITUTIONAL
                                    PROPERTIES

                                    By:   CONCAP EQUITIES, INC.
                                          General Partner


                                    By:   /s/Martha L. Long
                                          Martha L. Long
                                          Senior Vice President


                                    Date: September 7, 2005

                                                                   EXHIBIT 10.38


                DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS
                             AND SECURITY AGREEMENT


                               CCIP LOFT, L.L.C.,

                                     Grantor

                                       to

               STEWART TITLE OF NORTH CAROLINA, INC., TRUSTEE,

                                 for the benefit of

                        NEW YORK LIFE INSURANCE COMPANY,

                                   Beneficiary


                          Dated as of: August 31, 2005



                        Premises:   The Loft
                                    214 Loft Lane
                                    Raleigh, North Carolina



                       Prepared By, Record And Return To:

                            Kelley Drye & Warren LLP
                                200 Kimball Drive
                            Parsippany, New Jersey 07054
                            Attention:  Paul A. Keenan, Esq.

                                TABLE OF CONTENTS

                                                                            Page


      1.01  Payment, Performance and Security................................9

      1.02  Payment of Taxes, Assessments, etc...............................9

      1.03  Insurance.......................................................10

      1.04  Escrow Payments.................................................17

      1.05  Care and Use of the Premises....................................17

      1.06  Financial Information...........................................22

      1.07  Condemnation....................................................22

      1.08  Leases..........................................................24

      1.09  Assignment of Leases, Rents, Income, Profits and Cash
            Collateral......................................................26

      1.10  Further Assurances..............................................28

      1.11  Transfer or Further Encumbrances................................32

      1.12  Expenses........................................................33

      1.13  Single Asset Covenants..........................................34

      1.14  Intentionally Omitted...........................................34

      1.15  Additional Guarantor; Replacement Guarantees....................34

      2.01  Warranty of Title...............................................35

      2.02  Ownership of Additional or Replacement Improvements and
            Personal Property...............................................35

      2.03  No Pending Material Litigation or Proceeding; No Hazardous
            Materials.......................................................35

      2.04  Valid Organization, Good Standing and Qualification of
            Grantor; Other Organizational Information.......................36

      2.05  Authorization; No Legal Restrictions on Performance.............37

      2.06  Compliance With Laws............................................37

      2.07  Tax Status......................................................37

      2.08  Absence of Foreign or Enemy Status; Foreign Corrupt
            Practices Act...................................................37

      2.09  Federal Reserve Board Regulations...............................38

      2.10  Investment Company Act and Public Utility Holding Company
            Act.............................................................38

      2.11  Exempt Status of Transactions Under Securities Act and
            Representations Relating Thereto................................38

      2.12  ERISA Compliance................................................39

      3.01  Events of Default...............................................39

      4.01  Acceleration, Foreclosure, etc..................................41

      4.02  No Election of Remedies.........................................44

      4.03  Beneficiary's Right to Release, etc.............................44

      4.04  Beneficiary's Right to Remedy Defaults, etc.....................44

      4.05  Waivers.........................................................44

      4.06  Prepayment......................................................46

      5.01  Non-Waiver......................................................47

      5.02  Sole Discretion of Beneficiary..................................47

      5.03  Legal Tender....................................................48

      5.04  No Merger or Termination........................................48

      5.05  Discontinuance of Actions.......................................48

      5.06  Headings........................................................48

      5.07  Notice to Parties...............................................48

      5.08  Successors and Assigns Included In Parties......................49

      5.09  Changes and Modifications.......................................49

      5.10  Applicable Law..................................................49

      5.11  Invalid Provisions to Affect No Others..........................49

      5.12  Usury Savings Clause............................................49

      5.13  No Statute of Limitations.......................................50

      5.14  Late Charges....................................................50

      5.15  Waiver of Jury Trial............................................50

      5.16  Continuing Effectiveness........................................50

      5.17  Time of Essence.................................................50

      5.18  Non-Recourse....................................................50

      5.19  Non-Business Days...............................................52

      5.20  Substitution of Trustee.........................................52

      5.21  No Liability of Trustee.........................................52

      5.22  Employment of Agents............................................53

      5.23  Release of Deed of Trust........................................53

      5.24  Acknowledgement of Receipt......................................53

      6.01  Principles of Construction......................................53

      6.02  Power of Sale...................................................53

      6.03  Maturity Date...................................................53

      6.04  Reasonable Attorneys Fees.......................................53

      6.05  Trustee Compensation............................................54

                DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS
                             AND SECURITY AGREEMENT

      DEED OF TRUST,  ASSIGNMENT  OF LEASES  AND  RENTS AND  SECURITY  AGREEMENT
("Deed of Trust"), dated as of August 31, 2005, from CCIP LOFT, L.L.C. ("Grantor"), a Delaware limited liability company, having an office c/o AIMCO, 4582 South Ulster Parkway, Suite 1100, Denver, Colorado 80237, to STEWART TITLE OF NORTH CAROLINA, INC., TRUSTEE, with an address of 9 S. Pack Square, SW, Suite 301, Asheville, North Carolina 28801 ("Trustee"), for the benefit of NEW YORK LIFE INSURANCE COMPANY ("Beneficiary"), a New York mutual insurance company, having an office at 51 Madison Avenue, New York, New York 10010-1603.

      Grantor has executed and delivered to Beneficiary a Promissory Note ("Note"), dated as of the date hereof, payable to the order of Beneficiary in the original principal sum of Four Million Six Hundred Thousand and 00/100 Dollars ($4,600,000.00), lawful money of the United States of America, which Note matures on September 10, 2012. The Note is secured by this Deed of Trust and the terms, covenants and conditions of the Note are hereby incorporated herein and made a part hereof.

      In consideration of the sum of Ten Dollars ($10.00) paid and other good and lawful consideration, the receipt and sufficiency of which are hereby acknowledged and in order to secure the Obligations (as hereinafter defined), Grantor hereby grants, conveys, assigns, releases, transfers, pledges and sets over to Trustee the following property:

                               GRANTING CLAUSE ONE

      All that tract or parcel of land ("Land") more particularly described in Schedule A hereto.

                               GRANTING CLAUSE TWO

      All buildings, structures and improvements (collectively, "Improvements") now or hereafter located on the Land, including all machinery, apparatus, equipment and fixtures attached to, or used or procured for use in connection with the operation or maintenance of, any Improvement, all refrigerators, shades, awnings, venetian blinds, screens, screen doors, storm doors, storm windows, stoves, ranges, curtain fixtures, partitions, attached floor coverings and fixtures, apparatus, equipment or articles used to supply sprinkler protection and waste removal, laundry equipment, furniture, furnishings, appliances, office equipment, elevators, escalators, tanks, dynamos, motors, generators, switchboards, communication equipment, electrical equipment, television and radio systems, heating, plumbing, lifting and ventilating apparatus, air-cooling and air conditioning apparatus, gas and electric fixtures, fittings and machinery and all other personal property and equipment of every kind and description, excluding trade fixtures and personal property of any Lessee (as hereinafter defined), unless such trade fixtures or personal property become the property of Grantor upon expiration or termination of the term of the Lease in question, and all accessions, renewals and replacements thereof and all articles in substitution therefor. Whether or not any of the foregoing are attached to the Land or any of the Improvements in any manner, all such items shall be deemed to be fixtures, part of the real estate and security for the Obligations. The Land and Improvements are herein collectively called "Premises". To the extent any of the Improvements are not deemed real estate under the laws of the State, they shall be deemed personal property and this grant shall include all of Grantor's right, title and interest in, under and to such personal property and all other personal property now or hereafter attached to or located upon the Premises or used or useable in the management, maintenance or operation of the Improvements or the activities conducted on the Premises, including all computer hardware and software, but excluding trade fixtures and personal property of any Lessee, unless such personal property becomes the property of Grantor upon expiration or termination of the Lease in question, and all accessions, renewals and replacements thereof and all articles in substitution therefor (collectively, "Personal Property").

                              GRANTING CLAUSE THREE

      All now or hereafter existing easements and rights-of-way and all right, title and interest of Grantor, in and to any land lying within the right-of-way of any street, opened or proposed, adjoining the Premises, any and all sidewalks, alleys and strips and gores of land, streets, ways, passages, sewer rights, waters, water courses, water rights and powers, estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, air rights, development rights, covenants, conditions, restrictions, credits and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to, or above or below the Premises, whether now or hereafter existing.

                              GRANTING CLAUSE FOUR

      All intangible rights, interests and properties of Grantor relating to the Premises or any part thereof, and necessary or desirable for the continued ownership, use, operation, leasing or management thereof, whether now or hereafter existing, including any trademarks, servicemarks, logos or trade names relating to the Premises or by which the Premises or any part thereof may be known and any other franchises or other agreements relating to services in connection with the use, occupancy, or maintenance of the Premises, instruments, actions or rights in action and all intangible property and rights relating to the Premises.

                              GRANTING CLAUSE FIVE

      All accounts receivable, insurance policies, contract rights, interests, rights under all oil, gas and mineral leases and agreements and all benefits arising therefrom, and all other claims, both at law and in equity, relating to the Premises, which Grantor now has or may hereafter acquire.

                               GRANTING CLAUSE SIX

      All estate, interest, right, title and other claim or demand which Grantor now has or may hereafter acquire in any and all awards or payments relating to the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the whole or any part of the Premises, including all awards resulting from a change of grade of any street and awards for severance damages, together, in all cases, with all interest thereon.

                              GRANTING CLAUSE SEVEN

      All proceeds of, and any unearned premiums on, insurance policies covering all or any part of the Premises, including the right to receive and apply the proceeds of all insurance or judgments related to the Premises, or settlements made in lieu thereof.

                              GRANTING CLAUSE EIGHT

      All estate, interest, right, title and other claim or demand which Grantor now has or may hereafter acquire against anyone with respect to any damage to all or any part of the Premises, including damage arising or resulting from any defect in or with respect to the design or construction of all or any part of the Improvements.

                              GRANTING CLAUSE NINE

      All deposits or other security or advance payments, including rental payments, made by or on behalf of Grantor to others in connection with the Obligations or the ownership or operation of all or any part of the Premises, including any such deposits or payments made with respect to (a) Impositions (as hereinafter defined),(b) insurance policies, (c) utility service, (d) cleaning, maintenance, repair or similar services, (e) refuse removal or sewer service,
(f) rental of equipment, if any, used by or on behalf of Grantor, and (g) parking or similar services or rights.

                               GRANTING CLAUSE TEN

      All remainders, reversions or other estates in the Premises or any part thereof.

                             GRANTING CLAUSE ELEVEN

      All management contracts, permits, certificates, licenses, approvals, contracts, entitlements and authorizations, however characterized, now or hereafter issued or in any way furnished for the acquisition, construction, development, operation and use of the Land, the Improvements or the Leases, including building permits, environmental certificates, licenses, certificates of operation or occupancy, warranties and guaranties, except, in each case, to the extent that such mortgage, deed of trust, grant, assignment, transfer or pledge is restricted by the terms of such management contract, permit, certificate, license, approval, contract, entitlement or authorization and such restriction is enforceable under applicable law.

                             GRANTING CLAUSE TWELVE

      All proceeds, products, replacements, additions, substitutions, renewals and accessions of any of the foregoing, including personal property acquired with cash proceeds.

      TO HAVE AND TO HOLD the Secured Property unto Trustee, his successors in trust and assigns, in fee simple forever;

      This conveyance is made in trust, to secure payment and performance by Grantor of the Obligations.


                         DEFINITIONS AND INTERPRETATION

      As used in this Deed of Trust, the following terms shall have the meanings specified below:

      "Additional Guarantor" shall have the meaning set forth in Section 1.15.

      "Assignment" shall mean the Assignment of Leases, Rents, Income and Cash Collateral, dated as of the date hereof, from Grantor, as assignor, to Beneficiary, as assignee.

      "Base Index" shall mean the CPI in effect for the year and month in which the Loan closed.

      "Beneficiary's Architect" shall mean a licensed architect or registered engineer approved by Beneficiary.

       "Code" shall mean the Uniform Commercial Code of the State.

      "Condemnation Proceedings" shall have the meaning set forth in Section 1.07A.

      "CPI" shall mean the Consumer Price Index for All Urban Consumers published by the Bureau of Labor Statistics of the United States Department of Labor, All Items (1982-84=100), or any successor or substitute index thereto, as appropriately adjusted and reasonably designated by Beneficiary.
      "Employee Benefit Plans" shall mean any employee benefit plans maintained at any time by Grantor.

      "Environmental Claim" shall mean any asserted claim or demand, of any kind or nature, by any Person, for any actual or alleged Environmental Damage, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, ordinance or regulation, common law or otherwise.

      "Environmental Damage" shall mean any and all claims, judgments, damages (including consequential and punitive damages), losses, penalties, interest, fines, liabilities (including strict liability), obligations, responsibilities, encumbrances, liens, costs and expenses, of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable, including attorneys', experts' and consultants' fees and disbursements, including:

                 (a) those relating to any investigation, defense or settlement of any claim, suit, administrative proceeding or investigation of any kind or any directive of any Governmental Agency (as hereinafter defined);

                 (b) those relating to damages for personal injury, or injury to property including natural resources, occurring in, on, under or about the Secured Property, including lost profits and the cost of demolition and rebuilding of any improvements on real property;

                 (c) diminution in the value of the Secured Property, and damages for the loss, or restriction on the use or adverse impact on the marketing, of the Secured Property or any part thereof;

                 (d) loss of the priority of the lien of this Deed of Trust due to the imposition of a lien against the Secured Property; and

                 (e) those incurred in connection with the investigation, cleanup, remediation, removal, abatement, containment, closure, restoration, monitoring work or other cure of any violation of an Environmental Requirement required by any Governmental Agency or reasonably necessary to make full economic use of the Secured Property or in connection with any other property, including the performance of any pre-remedial studies and investigations and post remedial monitoring and cure, or any action to prevent a Release or threat of Release or to minimize the further Release of any Hazardous Material so it does not migrate or endanger or threaten to endanger public health or the environment.

      "Environmental Indemnity Agreement" shall mean that certain Environmental Indemnity Agreement of even date herewith executed by AIMCO Properties, L.P. and Grantor in favor of Beneficiary, as the same may be as amended, supplemented or replaced from time to time.

      "Environmental Requirements" shall mean any and all Legal Requirements (as hereinafter defined) relating to the protection of the environment, health or safety, including:

                 (a) all Legal Requirements pertaining to reporting, licensing, permitting, investigation, remediation or removal of, or pertaining to Releases or threatened Releases of, Hazardous Materials, chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, including Releases or threatened Releases into the air, soil, surface water, ground water or land;

                 (b) all Legal Requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature; and

                 (c) all Legal Requirements pertaining to industrial hygiene or the protection of the health and safety of employees or the public.

      "ERISA" shall have the meaning set forth in Section 2.12.

      "Event of Default" shall have the meaning set forth in Section 3.01.

      "Governmental Agency" shall mean any government, quasi-governmental or government sponsored enterprise, legislative body, commission, board, regulatory authority, bureau, administrative or other agency, court, arbitrator, grand jury or any other public body or entity or instrumentality, whether domestic, foreign, federal, state, county or municipal.

      "Guarantor" shall mean AIMCO Properties, L.P. and any other guarantor, from time to time, of all or any portion of the Obligations and any indemnitor (other than Grantor) under the Environmental Indemnity Agreement of even date herewith, executed by Grantor in favor of Beneficiary, as amended, supplemented or replaced from time to time.

      "Guaranty" shall mean that certain Guaranty of even date herewith executed by AIMCO Properties, L.P. in favor of Beneficiary, as the same may be as amended, supplemented or replaced from time to time.

      "Hazardous Materials" shall mean any substance:

                  (a)   the   presence   of   which    requires    notification,
                        investigation or remediation under any Environmental Requirement;

                  (b)   which is or becomes  designated,  defined,  classified
                        or regulated as "hazardous", "toxic", "noxious", "waste", "pollutant", "contaminant" or other similar term, or which requires remediation or is regulated under any present or future Environmental Requirement, including the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.), Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), Federal Clean Air Act (42 U.S.C. Section 7401 et seq.), Federal Hazardous Materials Transportation Act (49 U.S.C. Section 5101 et seq.), Federal Clean Water Act (33 U.S.C. Section 1251 et seq.), Federal Environmental Pesticide Control Act (7 U.S.C. Section 136 et seq.), Federal Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), and Federal Safe Drinking Water Act (42 U.S.C. Sections 300(f), et seq.);

                  (c) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is or becomes regulated by any Governmental Agency;

                  (d) the presence of which on the Secured Property causes or threatens to cause a nuisance relating to the Secured Property or adjacent properties or poses or threatens to pose a hazard relating to the Secured Property or adjacent properties or to the health or safety of Persons on or about the Secured Property or adjacent properties;

                  (e) which contains asbestos, gasoline, diesel fuel or other petroleum hydrocarbons, volatile organic compounds, polychlorinated biphenyls (PCBs), urea formaldehyde foam insulation or Mold (the term "Mold" shall mean any fungi that reproduces through the release of spores or the splitting of cells or other means, including but not limited to mold, mildew, fungi, fungal spores, fragments and metabolites such as mycotoxins and microbial volatile organic compounds);

                  (f) which contains or emits radioactive particles, waves or material, including radon gas; or

                  (g) which is or constitutes a part of an underground storage tank.

      "Hazardous Material Claims" shall have the meaning set forth in Section 1.05E(4).

      "Impositions" shall have the meaning set forth in Section 1.02A.

      "Improvements" shall have the meaning set forth in Granting Clause Two.

      "Increased Rate" shall have the meaning set forth in the Note.

      "Indemnified Claims" shall have the meaning set forth in Section 1.05E(1).

      "Land" shall have the meaning set forth in Granting Clause One.

      "Lease"  and  "Leases"  shall have the  respective  meanings  set forth in
Section 1.08A.

      "Legal Requirements" shall mean all present or future laws, statutes, permits, approvals, plans, authorizations, guidelines, franchises, ordinances, restrictions, orders, rules, codes, regulations, judgments, decrees, injunctions or requirements of all Governmental Agencies or any officers thereof, including any Board of Fire Underwriters.

      "Lessee" shall have the meaning set forth in Section 1.08A.

      "Loan" shall mean the loan evidenced by the Note and secured by this Deed of Trust.

      "Loan Instruments" shall mean the Note, this Deed of Trust, the Assignment and each other instrument now or hereafter given to evidence, secure, indemnify, guaranty or otherwise assure or provide for the payment or performance of the Obligations or otherwise executed by Grantor in connection with the Loan.

      "Make-Whole Amount" shall have the meaning set forth in the Note.

      "Maturity Date" shall have the meaning set forth in the Note.

      "Non-Recourse  Exceptions"  shall  have the  meaning  set forth in Section
5.18.
      "Note" shall have the meaning set forth in the second introductory paragraph of this Deed of Trust.

      "Obligations" shall mean and include all indebtedness, obligations, covenants, agreements and liabilities of Grantor to Beneficiary, including all obligations to pay interest, the Make-Whole Amount and all charges and advances, whether direct or indirect, existing, future, contingent or otherwise, due or to become due, pursuant to or arising out of or in connection with the Note, this Deed of Trust, the Assignment or any other Loan Instrument, all modifications, extensions and renewals of any of the foregoing and all expenses and costs of collection or enforcement, including attorneys' fees and disbursements incurred by Beneficiary in the collection or enforcement of any of the Loan Instruments or in the exercise of any rights or remedies pursuant to the Loan Instruments or applicable law.

      "Partial Foreclosure" shall have the meaning set forth in Section 4.01B.

      "Person" shall mean a corporation, a limited or general partnership, a limited liability company or partnership, a joint stock company, a joint venture, a trust, an unincorporated association, a Governmental Agency, an individual or any other entity similar to any of the foregoing.

      "Personal  Property"  shall have the meaning set forth in Granting  Clause
Two.

      "Premises" shall have the meaning set forth in Granting Clause Two.

      "Proceeds" shall have the meaning set forth in Section 1.03F(2).

      "Release" shall mean any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the environment.

       "Rents" shall mean all rents, issues, profits, cash collateral, royalties, income and other benefits derived from the Secured Property or any part thereof (including benefits accruing from all present or future leases and agreements, including oil, gas and mineral leases and agreements).

      "Replacement Guarantees" shall have the meaning set forth in Section 1.15.

      "Reserve Account Agreement" shall mean that certain Reserve Account Agreement between Grantor and Beneficiary and dated as of the date hereof.

      "Secured Property" shall mean the Premises, the Personal Property and all other rights and interests described in the Granting Clauses of this Deed of Trust.

      "State" shall mean the State, Commonwealth or territory in which the Secured Property is located.

      "Transfer" shall have the meaning set forth in Section 1.11B.

      As used in this Deed of Trust (a) words such as "herein", "hereof", "hereto", "hereunder" and "hereby" or similar terms refer to this Deed of Trust as a whole and not to any specific Section or provision hereof; (b) wherever the singular or plural number or the masculine, feminine or neuter gender is used, it shall include each other number or gender; and (c) the word "including" shall mean "including, without limitation," and the word "includes" shall mean "includes, without limitation."

ARTICLE I

                            COVENANTS AND AGREEMENTS

      Grantor hereby covenants and agrees as follows:

1.01 Payment, Performance and Security. Grantor shall pay when due the amount of, and otherwise timely perform, all Obligations.

This Deed of Trust shall secure all Obligations and all payments of the principal and interest on all other future loans or advances made by Beneficiary to Grantor when the promissory note evidencing the loan or advance specifically states that it is secured by this Deed of Trust, including all modifications, extensions, renewals, and replacements of any such future loan or advance.

1.02  Payment of Taxes, Assessments, etc.

A. Impositions. Grantor shall pay when due and payable, before any fine, penalty, interest or cost for the nonpayment thereof may be added thereto, and without any right of offset or credit against any interest or other amounts payable to Beneficiary pursuant to this Deed of Trust or on the Note, all taxes, assessments, water and sewer rents, rates and charges, transit taxes, charges for public utilities, excises, levies, vault taxes or charges, license and permit fees and other governmental charges, general and special, ordinary and extraordinary, unforeseen and foreseen, of any kind and nature whatsoever (including penalties, interest costs and charges accrued or accumulated thereon), which at any time may be assessed, levied, confirmed, imposed upon, or become due and payable out of or in respect to, or become a lien on, the Secured Property or any part thereof, or any appurtenance thereto (all of the foregoing collectively, "Impositions" and individually, an "Imposition").

B. Installments. Notwithstanding anything to the contrary contained in Section 1.02A, if by law any Imposition, at the option of the taxpayer, may be paid in installments, and provided interest shall not accrue on the unpaid balance of such Impositions, Grantor may exercise the option to pay the same in installments and, in such event, shall pay such installments as the same become due and before any fine, penalty, interest or cost may be added thereto.

C. Receipts. Grantor, upon request of Beneficiary, will furnish to Beneficiary within ten (10) days before the date when any Imposition would become delinquent, official receipts of the appropriate taxing authority, or other evidence reasonably satisfactory to Beneficiary, evidencing the payment thereof.

D. Evidence of Payment. The bill, certificate or advice of nonpayment, issued by the appropriate official (designated by law either to make or issue the same or to receive payment of any Imposition), of the nonpayment of an Imposition shall be prima facie evidence that such Imposition is due and unpaid at the time of the making or issuance of such certificate, advice or bill. Grantor shall pay Beneficiary, on demand, all charges, costs and expenses of every kind including each tax service search fee or charge incurred by Beneficiary at any time or times during the term of this Deed of Trust in connection with obtaining evidence satisfactory to Beneficiary that the payment of all Impositions is current and that there is no Imposition due and owing or which has become or given rise to a lien on the Secured Property or any part thereof or any appurtenance thereto.

E. Payment by Beneficiary. If Grantor shall fail to pay any Imposition in accordance with the provisions of this Section 1.02, Beneficiary, at its option and at such time as it may elect, may pay such Imposition, but shall be under no obligation to do so. Grantor will repay to Beneficiary, on demand, any amount so paid by Beneficiary, with interest thereon at the Increased Rate from the date of such payment by Beneficiary to the date of repayment by Grantor. This Deed of Trust shall secure each such amount and such interest.

F. Change in Law. In the event of the passage after the date of this Deed of Trust of any law deducting the Obligations from the value of the Secured Property or any part thereof for the purpose of taxation or resulting in any lien thereon, or changing in any way the laws now in force for the taxation of this Deed of Trust or the Obligations for state or local purposes, or the manner of the operation of any such taxes so as to affect the interest of Beneficiary, then, and in such event, Grantor shall bear and pay the full amount of such taxes, provided that if for any reason payment by Grantor of any such new or additional taxes would be unlawful or if the payment thereof would constitute usury or render the Loan or the Obligations wholly or partially usurious under any of the terms or provisions of the Note, this Deed of Trust or otherwise, Beneficiary may, at its option, declare all Obligations secured by this Deed of Trust, with interest thereon, to be immediately due and payable, or Beneficiary may, at its option, pay that amount or portion of such taxes as renders the Loan or the Obligations unlawful or usurious, in which event Grantor shall concurrently therewith pay the remaining lawful and non-usurious portion or balance of such taxes.

G. Joint Assessment. Grantor shall not suffer, permit or initiate the joint assessment of the Premises and the Personal Property, or any other procedure whereby personal property taxes and real property taxes shall be assessed, levied or charged to the Secured Property as a single lien.

1.03  Insurance.

A. All Risk Coverage. Grantor, at its sole cost and expense, shall keep the Improvements and the Personal Property insured against loss or damage by fire and against loss or damage by other risks now covered by "All Risk" insurance, in form and substance satisfactory to Beneficiary, and in an amount equal to at least one hundred percent (100%) of the full replacement cost of the Improvements and the Personal Property, including work performed for tenants, without deduction for depreciation and with such other deductibles, if any, as are satisfactory to Beneficiary, in its discretion. Such insurance shall include an endorsement for demolition and increased cost of construction and an agreed amount endorsement for the estimated replacement cost. Grantor's "All Risk" insurance policy shall not exclude from coverage any loss arising from the perils of terrorist acts or, in the alternative, Grantor shall maintain a separate insurance policy covering terrorist acts and, in either case, the coverage for damage caused by terrorist acts shall be on a 100% replacement cost basis with a deductible of not more than Ten Thousand and 00/100 Dollars ($10,000.00) (such insurance coverage shall be referred to herein as "Terrorism Insurance"). Grantor's Terrorism Insurance coverage may be part of a blanket insurance policy provided that the blanket coverage (i) is acceptable to Beneficiary, in its discretion, (ii) contains an endorsement to the policy showing Beneficiary as a certificate holder and additional insured and (iii) contains a specific allocation of value and deductible related to the coverage on the property to be encumbered by this Deed of Trust and provides that such value and deductible may not be affected by any claims or other matters related to the other properties covered by the blanket policy.

B. Additional Coverage. Grantor, at its sole cost and expense, shall at all times also maintain:

(1) Commercial general liability insurance against claims for bodily injury, personal injury or property damage, occurring in, on, under or about the Secured Property or in, on, under or about the adjoining streets, sidewalks and passageways; such insurance to be in amounts and in form and substance satisfactory to Beneficiary;

(2) Rent or business income insurance in an amount not less than one year's aggregate rentals, including minimum rentals, escalation charges, percentage rents (based on sales projections acceptable to Beneficiary) and other additional rentals, and any other amounts payable by tenants and other occupants at the Secured Property pursuant to Leases or otherwise, which amount shall be increased from time to time upon the leasing of space at the Secured Property or upon each increase in such aggregate rentals;

(3) If the Improvements are located in a flood hazard area, flood insurance on the Improvements in an amount equal to the lesser of full replacement cost thereof or the maximum amount of insurance obtainable;

(4) Insurance, in such amounts as Beneficiary shall from time to time require, against loss or damage from leakage or explosion of steam boilers, air conditioning equipment, pressure vessels or similar apparatus, now or hereafter installed in or on the Secured Property; and

(5) Such other insurance and any replacements, substitutions or additions thereto as shall at any time be reasonably required by Beneficiary against other insurable hazards, including earthquake, war risk, nuclear reaction or radioactive contamination, each in such amounts as Beneficiary shall determine.

C. Separate Insurance. Grantor shall not carry separate insurance, concurrent in kind or form and contributing in the event of loss with any insurance required hereunder. Grantor may, however, effect for its own account any insurance not required pursuant to the provisions of this Deed of Trust, but any such insurance effected by Grantor on the Secured Property, whether or not required pursuant to this Section 1.03, shall be for the mutual benefit of Grantor and Beneficiary, as their respective interests may appear, and shall be subject to all other provisions of this Section 1.03.

D. Insurers; Policies. All insurance provided for in this Section 1.03 shall be effected under valid and enforceable policies issued by financially responsible insurers, rated by A.M. Best as "A" or better and as having a class size of at least "X(10)" and authorized to do business in the State, with deductibles acceptable to Beneficiary and otherwise in form and substance acceptable to Beneficiary. An original copy of all such policies shall be deposited with and held by Beneficiary and shall contain the standard non-contributory mortgagee clause in favor of Beneficiary and a waiver of subrogation endorsement, all in form and content satisfactory to Beneficiary. All such policies shall contain a provision that such policies will not be cancelled or materially amended (including any reduction in the scope or limits of coverage), without at least thirty (30) days' prior written notice to Beneficiary. Not less than thirty (30) days prior to the expiration dates of the expiring policies theretofore furnished pursuant to this Section 1.03, originals of the policies bearing notations evidencing the full payment of the annual premium or accompanied by other evidence satisfactory to Beneficiary of such payment shall be delivered by Grantor to Beneficiary.

E. Beneficiary's Right to Secure Coverage. If Grantor fails to furnish to Beneficiary and keep in force the original policies of insurance required by this Section 1.03, Beneficiary, at its option, may procure such insurance, which procurement, at Beneficiary's further option, may be by the purchase of insurance policies or by the addition of the Secured Property to Beneficiary's blanket policy. In the event that Beneficiary has exercised either of such options, promptly upon demand by Beneficiary, Grantor (i) will reimburse Beneficiary for all premiums on the policies purchased by Beneficiary or (ii) in the event Beneficiary has added the Secured Property to its blanket policy, will pay to Beneficiary an amount equal to the estimated cost of the insurance coverage which Beneficiary has added to its blanket policy had such coverage been obtained under a separate policy and not under a blanket policy, in either case, with interest thereon at the Increased Rate from the date Beneficiary pays such premiums to the date Grantor repays such premiums to Beneficiary in full. Until they are so repaid, this Deed of Trust shall secure the amount of such premiums and interest.

F. Damage or Destruction. Upon the occurrence of any damage or casualty to the Secured Property or any part thereof, the following shall apply:

(1) Grantor shall give Beneficiary written notice of such damage or casualty as soon as possible, but not later than ten (10) days from the date such damage or casualty occurs.

(2) All proceeds of insurance ("Proceeds") paid or to be paid pursuant to any of the policies maintained pursuant to this Deed of Trust shall be payable to Beneficiary. Grantor hereby authorizes and directs any affected insurer to make payment of the Proceeds directly to Beneficiary. Beneficiary may commingle, with other monies in Beneficiary's possession, all Proceeds received by Beneficiary. All such Proceeds shall constitute additional security for the Obligations and Grantor shall not be entitled to the payment of interest thereon. Beneficiary may settle, adjust or compromise all claims for loss, damage or destruction pursuant to any policy or policies of insurance.

(3) Subject to the provisions of Section 1.03H, Beneficiary shall have the option, in its discretion, and without regard to the adequacy of its security hereunder, of applying all or part of the Proceeds to (a) the Obligations, whether or not then due, in such order as Beneficiary shall determine, (b) the repair or restoration of the Secured Property, (c) reimburse Beneficiary for its costs and expenses in connection with the recovery of the Proceeds, or (d) any combination of the foregoing.

(4) Nothing herein contained shall be deemed to excuse Grantor from repairing or maintaining the Secured Property as provided in Section 1.05 or restoring all damage or destruction to the Secured Property, regardless of whether there are Proceeds available or whether the Proceeds are sufficient in amount, and the application or release by Beneficiary of any Proceeds shall not cure or waive any Event of Default or notice of default pursuant to this Deed of Trust or invalidate any act done pursuant to such notice.

G. Transfer of Interest in Policies. In the event of the foreclosure of this Deed of Trust or other transfer of title or assignment of the Secured Property in payment and performance, in whole or in part, of the Obligations, all right, title and interest of Grantor in and to all policies of insurance required by this Section 1.03 shall inure to the benefit of, and pass to the purchaser or grantee of the Secured Property. If, prior to Beneficiary's receipt of the Proceeds, the Secured Property shall have been sold through the foreclosure of this Deed of Trust or other similar proceeding, Beneficiary shall have the right to receive the Proceeds to the extent that any portion of the Obligations are still unpaid after application of the proceeds of the foreclosure sale or similar proceeding, together with interest thereon at the Increased Rate, plus attorney's fees and other costs and disbursements incurred by Beneficiary in connection with the collection of the Proceeds and in establishing the amount of and collecting the deficiency. Grantor hereby assigns, transfers and sets over to Beneficiary all of the Grantor's right, title and interest in and to said sum. The balance, if any, shall be paid to Grantor, or as otherwise required by law.

H. Grantor's Use of Proceeds.

(1) Notwithstanding any provision herein to the contrary, but subject to the provisions of Section 1.03(H)(4), in the event of any destruction to the Secured Property by fire or other casualty of not more than twenty-five 25% percent of the leasable area of the Improvements, the Proceeds shall be made available to Grantor for repair and restoration, after deducting therefrom and payment to Beneficiary of an amount equal to Beneficiary's costs in connection with collection, review and disbursement of the Proceeds of such damage or casualty, provided that:

(a) The Proceeds are deposited with Beneficiary;

(b) No Event of Default shall have occurred and be continuing under the terms of any of the Loan Instruments;

(c) The insurer does not deny liability to any named insured;

(d) Beneficiary is furnished with, and has approved (i) a complete, final set of plans and specifications for the work to be performed in connection with the repair or restoration, (ii) an estimate of the cost of repair and restoration, and (iii) a certificate of Beneficiary's Architect as to such costs;

(e) The value, quality and condition of the Secured Property so repaired or restored shall be at least equal to that of the Secured Property prior to such damage or casualty;

(f) Grantor  furnishes  Beneficiary  with evidence  reasonably  satisfactory  to
Beneficiary that all Improvements so repaired or restored and their use shall fully comply with all applicable (i) easements, covenants, conditions, restrictions or other private agreements or instruments of record affecting the Secured Property and (ii) Legal Requirements;

(g) If the estimated cost of such repair or restoration exceeds the Proceeds available, Grantor shall (i) furnish a bond of completion or provide other evidence satisfactory to Beneficiary of Grantor's ability to pay such excess costs, or (ii) deposit with Beneficiary additional funds equal to such excess;

(h) Beneficiary shall have received written notice of damage or casualty from Grantor within ten (10) days from the date of such damage or casualty, which notice shall state the date of such damage or casualty, and shall contain a request to Beneficiary to make the Proceeds available to Grantor;

(i) Beneficiary shall have received a report or proof of claim from the insurer describing the damage or casualty and the insurer's payment therefor;

(j) During and after the repair and restoration period, the aggregate monthly net income pursuant to rent or business income insurance and/or pursuant to all Leases remaining in full force and effect shall be in an amount sufficient to pay the monthly installments of principal and interest required to be paid on the Obligations, as well as all payments for taxes and insurance required pursuant to Section 1.04, as estimated by Beneficiary.

(2) Beneficiary shall disburse the Proceeds during the course of repair or restoration upon (a) the certification of Beneficiary's Architect as to the cost of the work done, (b) the conformity, as determined by Beneficiary, of the work to plans and specifications approved by Beneficiary, and (c) receipt of evidence of a title insurance company acceptable to Beneficiary that there are no liens arising out of the repair or restoration or otherwise. Notwithstanding the above, a portion of the Proceeds may be released prior to the commencement of repair or restoration to pay for items approved by Beneficiary in its discretion. Subject to satisfaction of the foregoing conditions, Beneficiary shall make such disbursements within ten (10) business days after a written request by Grantor. No payment made prior to the final completion of work shall exceed ninety percent (90%) of the value of the work performed from time to time, and at all times the undisbursed balance of the Proceeds remaining with Beneficiary must be at least sufficient to pay for the cost of completion of the work (as estimated by Beneficiary in its discretion), free and clear of liens. Beneficiary shall make final payment after receipt of a certification of Beneficiary's Architect confirming the completion of the work in accordance with plans and specifications approved by Beneficiary.

(3) At its option, Beneficiary shall (a) return to Grantor the balance of the Proceeds after full disbursement in accordance with Sections 1.03H(1) and (2), or (b) apply such balance to the Obligations, whether or not then due, in such order as Beneficiary shall determine.

(4) In all cases in which any destruction of the Secured Property by fire or other casualty occurs during the last twelve (12) months prior to the Maturity Date, or in Beneficiary's judgment, Grantor is not proceeding with the repair or restoration in a manner that would entitle Grantor to have the Proceeds disbursed to it, or for any other reason Beneficiary determines in its judgment that Grantor shall not be entitled to the Proceeds pursuant to the terms of this Deed of Trust, Beneficiary shall have the options set forth in Section 1.03 F(3).

(5) Under no circumstances shall Beneficiary become personally liable for the fulfillment of the terms, covenants and conditions contained in any of the Leases or obligated to take any action to repair or restore the Secured Property.

I. Amendment as a Result of Commercial Unavailability of Insurance Against Terrorist Acts.

(1) If any insurance required to be maintained against loss arising from the perils of terrorist acts (other than insurance required to be maintained under applicable law) pursuant to Section 1.03B(5) (including the limits or deductibles or any other terms under policies for such insurance) ceases to be commercially available in the commercial insurance market, Grantor shall provide written notice to Beneficiary, accompanied by a certificate from an independent insurance advisor of recognized national standing selected by Grantor and reasonably satisfactory to Beneficiary ("Insurance Advisor"), certifying that such insurance against loss arising from the perils of terrorist acts is not commercially available in the commercial insurance market for buildings of similar type and geographic location, and explaining in detail the basis for such conclusions and recommending any waivers or modification of such insurance requirement (which recommendation shall include the amount and type of insurance which is commercially available, if any).

(2) Following receipt of such notice, certificate and recommendation of the Insurance Advisor, Beneficiary shall not unreasonably withhold its approval of the recommended waiver or modification of such insurance requirement (any such approval to be evidenced by a writing to such effect) but in this regard, Beneficiary may, at Grantor's expense, seek the advice of another insurance advisor of its choosing, and factor such advice into its decision. Beneficiary shall advise Grantor in writing of its decision concerning the recommended waiver or modification, including any alternative requirements it may reasonably establish, and Grantor shall, prior to the expiration of the insurance against loss arising from the perils of terrorist acts then in effect, obtain such insurance that is approved by Beneficiary.

(3) In the event that such insurance requirement has been waived or modified pursuant to Section 1.03I(2), Grantor shall, from time to time upon request of Beneficiary, provide to Beneficiary a written supplemental report from the Insurance Advisor that provided the certificate referred to in Section 1.03I(1) (or such other independent insurance advisor reasonably acceptable to Beneficiary), updating such prior certificate and reaffirming the conclusions stated therein, including as to the insurance against loss arising from the perils of terrorist acts which is then commercially available. Such supplemental report shall be provided within thirty (30) days after a request from Beneficiary in accordance with this paragraph. In the event that the Insurance Advisor (or such other insurance advisor engaged by Beneficiary at Grantor's expense), states that a different level of insurance is then commercially available, as compared to the insurance that was commercially available in the prior certificate and recommendation, Grantor shall promptly (and in any event within thirty (30) days after receipt of such updated report) obtain the then specified level of insurance that is then commercially available, subject to Beneficiary's approval, in the same manner as provided in Section 1.03I(2) above.

(4) Any waiver or modification  approved  pursuant to Section  1.03I(2) shall be effective  for  only  as  long  as  the  originally  required  insurance  is not commercially available. Failure by Grantor to provide the supplemental report referred to in Section 1.03I(3) within the period required shall give rise to a rebuttable presumption that the originally required insurance is then commercially available. In the event of such failure, any insurance waiver or modification approved pursuant to Section 1.03I(2) shall cease to satisfy the requirements of this Deed of Trust at the expiration of the thirty (30) day period referred to in the second sentence of Section 1.03I(3). For the avoidance of doubt, Beneficiary, at Grantor's expense, may establish that insurance coverage against loss arising from the perils of terrorist acts is commercially available independent of, and without first, requesting Grantor to provide a supplemental report pursuant to Section 1.03I(3).

(5) For the purpose of this Section 1.03I, insurance against loss arising from the perils of terrorist acts will be considered not "commercially available" if
(A) it is not obtainable or is obtainable only at excessive costs which are not justified in terms of the risk to be insured, (B) it is not being carried by or applicable to properties or operations similar to and in the same geographic area as the Secured Property because of such excessive costs or (C) the material provisions of The Terrorism Risk Act of 2002 (Pub. L. 107-297, 116 Stat. 232
(2002)) are no longer in effect.  Notwithstanding  any other  provision  of this
Section 1.03I to the contrary, in no event shall the annual costs of insurance providing coverage against loss arising from the perils of terrorist acts be deemed "excessive" to the extent such annual costs are not in excess of 100% of the annual All Risk premium allocated to the Property (as such amount shall be increased annually by any increase in CPI over the Base Index) ("Terrorist
Insurance Cost") and in the event some or all of the costs of maintaining coverage against loss arising from the perils of terrorist acts in excess of the Terrorist Insurance Cost are determined to be not "commercially available" and are waived by Beneficiary in accordance with the terms of Section 1.03I(2), then Grantor shall maintain such coverage as may be obtained by the expenditure of the Terrorist Insurance Cost and such additional costs as are not determined to be excessive.

(6) Notwithstanding anything to the contrary contained in Section 1.04 and in addition to the payments required thereunder, Grantor agrees if the cost of the insurance providing coverage against loss arising from the perils of terrorists acts is deemed excessive as provided in Section 1.03I(2) and Grantor is not otherwise required to maintain insurance against terrorist acts, until such time as Grantor obtains insurance against loss arising from the perils of terrorists acts as provided in Section 1.03, Grantor will pay to Beneficiary, or its designee, on the due date of each monthly installment of principal and/or interest pursuant to the Note, a sum equal to 1/12 of the then current annual Terrorist Insurance Cost. Beneficiary or its designee shall hold all payments without any obligation for the payment of interest thereon to Grantor and free of all liens or claims on the part of the creditors of Grantor and as part of the Secured Property. Such payments shall not be, nor be deemed to be trust funds, but may be commingled with the general funds of Beneficiary, or its designee. Upon receipt by Beneficiary from Grantor of an insurance policy or an endorsement to an existing insurance policy providing coverage against loss arising from the perils of terrorist acts in accordance with the provisions of
Section 1.03 together with satisfactory evidence that such insurance has been paid for in full, Beneficiary will reimburse Grantor from the payments made by Grantor pursuant to this Section 1.03I(6) to the extent same have not been applied in accordance with the provisions of the next sentence. Upon any default in the provisions of any Loan Instrument, Beneficiary may, at its discretion and without regard to the adequacy of its security hereunder, apply any unused portion of such payments to the payment of the Obligations in such manner as it may elect.

1.04 Escrow Payments. To further secure the Obligations as to payment of the Impositions (as set forth in Section 1.02) and premiums for insurance (as set forth in Section 1.03), Grantor will pay to Beneficiary, or its designee, on the due date of each monthly installment of principal and/or interest pursuant to the Note, a sum equal to the Impositions and insurance premiums next due on the Secured Property, all as reasonably estimated by Beneficiary, less all sums already paid with respect to the Impositions and insurance premiums for such period, divided by the number of months to elapse before one month prior to the date when such Impositions and insurance premiums shall become due and payable. Beneficiary or its designee shall hold all payments without any obligation for the payment of interest thereon to Grantor and free of all liens or claims on the part of creditors of Grantor and as a part of the Secured Property. Beneficiary or its designee shall use such payments to pay current Impositions and insurance premiums, as the same accrue and are payable. Such payments shall not be, nor be deemed to be, trust funds, but may be commingled with the general funds of Beneficiary, or its designee. If at any time and for any reason Beneficiary determines that such payments are insufficient to pay the Impositions and insurance premiums in full as they become payable, Grantor will pay to Beneficiary or its designee, within ten (10) days after demand therefor, such additional sum or sums as may be required in order for Beneficiary or its designee to so pay such Impositions and insurance premiums in full. Grantor shall furnish Beneficiary with the bills therefor within sufficient time to enable Beneficiary or its designee to pay the Impositions and insurance premiums before any penalty attaches and before any policy lapses. Upon any default in the provisions of any Loan Instrument, Beneficiary may, at its discretion and without regard to the adequacy of its security hereunder, apply any unused portion of such payments to the payment of the Obligations in such manner as it may elect. Transfer of legal title to the Secured Property shall automatically transfer to the new owner any then remaining rights of Grantor in all sums held by Beneficiary pursuant to this Section 1.04.

1.05  Care and Use of the Premises.

A. Maintenance and Repairs. Grantor, at its sole cost and expense, shall (1) take good care of the Secured Property and the sidewalks and curbs adjoining the Secured Property and keep the same in good order and condition, (2) make all necessary repairs thereto, interior and exterior, structural and nonstructural, ordinary and extraordinary, foreseen and unforeseen, (3) not commit or suffer to be committed any waste of the Secured Property, and (4) not do or suffer to be done anything which will increase the risk of fire or other hazard to the Secured Property or any part thereof.

B. Standard of Repairs. The necessity for and adequacy of repairs to the Secured Property pursuant to Section 1.05A shall be measured by the standard which is appropriate for a residential apartment project and related facilities of similar construction and type located in the metropolitan Raleigh, North Carolina area. Further, Grantor shall make all repairs necessary to avoid any structural damage to the Improvements and to keep the Secured Property in a proper condition for its intended use. When used in this Section 1.05, the terms "repair" and "repairs" shall include all necessary renewals and replacements. Grantor shall make all repairs with new, first-class materials and in a good, substantial and workerlike manner which shall be equal or better in quality and class to the original work.

C. Removal of Equipment. Grantor shall have the right, at any time and from time to time, to remove and dispose of equipment which may have become obsolete or unfit for use or which is no longer useful in the operation of the Secured Property. Grantor will promptly replace all equipment so disposed of or removed with other equipment of a value and serviceability equal to or greater than the original value and serviceability of the equipment so removed or disposed of, free of all liens, claims or other encumbrances. If by reason of technological or other developments in the operation and maintenance of buildings of the general character of the Improvements, no replacement of the building equipment so removed or disposed of is necessary or desirable in the proper operation or maintenance of the Improvements, Grantor shall not be required to replace same. The security interest of this Deed of Trust shall cover all such replacement equipment.

D. Compliance With Laws and Insurance. Grantor shall promptly comply with any and all applicable Legal Requirements including maintaining the Secured Property in compliance with all Legal Requirements. Grantor shall not bring or keep any article upon the Secured Property or cause or permit any condition to exist thereon which would be prohibited by or could invalidate any insurance coverage maintained, or required hereunder to be maintained, by Grantor on or with respect to any part of the Secured Property. Grantor shall do all other acts which from the character or use of the Secured Property may be necessary to protect the Secured Property. Upon the reasonable request of Beneficiary, Grantor shall furnish to Beneficiary a copy of any license, permit or approval required by any Governmental Agency with respect to the Secured Property and/or the operations conducted thereon. E. Hazardous Materials.

(1) Grantor hereby unconditionally and irrevocably agrees to indemnify, reimburse, defend, exonerate, pay and hold harmless Beneficiary, and its directors, officers, policyholders, shareholders, employees, successors
(including any successor to Beneficiary's interest in the chain of title), assigns, agents, attorneys, contractors, subcontractors, experts, licensees, visitors, affiliates, lessees, beneficiaries, trustees and invitees, from and against any and all of the following (referred to collectively as the "Indemnified Claims"): all Environmental Damages and Environmental Claims that may be incurred by, imposed upon, or asserted against, any Person indemnified hereunder, arising out of, related to, or in connection with:

(a) the presence of Hazardous Materials in, on, under or about or the Release or threatened Release of any Hazardous Materials to or from (i) the Secured Property or (ii) any other property legally or beneficially owned (or any interest or estate which is owned) by Grantor, regardless of whether or not the presence of such Hazardous Materials arose prior to the present ownership or operation of the property in question or as a result of the acts or omissions of Grantor or any other Person,

(b) the violation or alleged violation of any Environmental Requirement affecting or applicable to the Secured Property or any activities thereon, regardless of whether or not the violation of such Environmental Requirement arose prior to the present ownership or operation of the property in question or as a result of the acts or omissions of Grantor or any other Person,

(c)  the  breach  of  any  warranty  or  covenant  or  the   inaccuracy  of  any
representation contained in the Loan Instruments pertaining to Hazardous Materials or other environmental matters, including the covenants contained in Sections 1.05E(2), (3), (4) and (5) and the representations and warranties contained in Sections 1.05E(4) and 2.03C and D,

(d) the transport, treatment, recycling, storage or disposal or arrangement therefor, of any Hazardous Material to, at or from the Secured Property, or

(e) the enforcement or attempted enforcement of this indemnity.

Grantor's obligations pursuant to the foregoing indemnity shall include the burden and expense of (x) defending against all Indemnified Claims, even if such Indemnified Claims are groundless, false or fraudulent, (y) conducting all negotiations of any description with respect to the Indemnified Claims, and (z) paying and discharging any and all Indemnified Claims, when and as the same become due, against or from Beneficiary or any other Person indemnified pursuant to this Section 1.05E(1). Grantor's obligations under this Section 1.05E(1) shall survive (i) the repayment of all sums due under the Note; (ii) the release of the Secured Property or any portion thereof from the lien of this Deed of Trust; (iii) the reconveyance of or foreclosure under this Deed of Trust (notwithstanding that all or a portion of the obligations secured by this Deed of Trust shall have been discharged thereby); (iv) the acquisition of the Secured Property by Beneficiary; and/or (v) the transfer of all of Beneficiary's rights in and to the Note and/or the Secured Property.

(2) Grantor shall maintain the Secured Property in compliance with, and shall not cause or permit the Secured Property to be in violation of, any applicable Environmental Requirements. Grantor shall not, and shall not permit any lessee or occupant of the Secured Property to, use, generate, manufacture, store, maintain, dispose of or permit to exist in, on, under or about the Secured Property any Hazardous Materials. Grantor shall, at all times, comply fully and in a timely manner, and cause all of its employees, agents, contractors and subcontractors and any other Persons occupying or present on the Secured Property to so comply, with all applicable Environmental Requirements.

(3) Upon an Event of Default, at the written request of Beneficiary, or in any case where Beneficiary shall have reasonable suspicion of the presence of any Hazardous Materials in, on, under or about the Secured Property, Grantor shall provide Beneficiary, at Grantor's expense, with an environmental site assessment or environmental audit report prepared by an environmental engineering firm acceptable to Beneficiary and in a form acceptable to Beneficiary, assessing the presence or absence of any Hazardous Materials and the potential costs in connection with the abatement, cleanup or removal of any Hazardous Materials found in, on, under or about the Secured Property. Grantor shall cooperate in the conduct of such site assessment or environmental audit.

(4) Grantor represents and warrants that (a) no enforcement, cleanup, removal or other governmental or regulatory action has, at any time, been instituted, contemplated or threatened against Grantor, or to its best knowledge, the Secured Property, pursuant to any Environmental Requirements; (b) to the best of its knowledge, no violation or noncompliance with any Environmental Requirements has occurred with respect to the Secured Property at any time; and (c) no claims have, at any time, been made or threatened by any third party against the Secured Property or against Grantor with respect to the Secured Property, relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials (the matters set forth in this Section 1.05E(4) (a), (b) and (c) are herein referred to as "Hazardous Materials Claims"). Grantor shall promptly advise Beneficiary, in writing, if any Hazardous Materials Claims are hereafter asserted, or if Grantor obtains knowledge of any Release of any Hazardous Materials in, on, under or about the Secured Property.

(5) Without Beneficiary's prior written consent, Grantor shall not (a) take any remedial action in response to the presence of any Hazardous Materials in, on, under or about the Secured Property, or (b) enter into any settlement agreement, consent decree or other compromise in respect of any such Hazardous Materials or any Hazardous Material Claims. However, Beneficiary's prior consent shall not be necessary in the event that the presence of any Hazardous Materials in, on, under or about the Secured Property either poses an immediate threat to the health, safety or welfare of any individual or is of such a nature that an immediate remedial response is necessary and it is not possible to obtain Beneficiary's consent before taking such action. In such event, Grantor shall notify Beneficiary as soon as practical of any action so taken. Beneficiary shall not withhold its consent, where such consent is required hereunder, if either (a) a particular remedial action is ordered by a court of competent jurisdiction, or (b) Grantor establishes to the satisfaction of Beneficiary that there is no reasonable alternative to such remedial action which would result in less impairment to the Secured Property.

(6) Beneficiary, if it so elects, shall have the right to join and participate as a party in any legal proceedings or actions initiated by any Person in connection with any Hazardous Materials Claim and, in such case, Grantor shall pay all of Beneficiary's attorneys' fees and expenses incurred in connection therewith.

F. Compliance With Instruments of Record. Grantor shall promptly perform and observe, or cause to be performed and observed, all terms, covenants and conditions of all instruments of record affecting the Secured Property, non-compliance with which may affect the priority of the lien of this Deed of Trust, or which may impose any duty or obligation upon Grantor or any lessee or other occupant of the Secured Property or any part thereof. Grantor shall do or cause to be done all things necessary to preserve intact and unimpaired all easements, appurtenances and other interests and rights in favor, or constituting any part, of the Secured Property.

G. Alteration of Secured Property. Grantor shall not demolish, remove, construct, restore, add to or alter any portion of the Secured Property or any extension thereof, or consent to or permit any such demolition, removal, construction, restoration, addition or alteration without Beneficiary's prior written consent, except for (1) initial tenant improvement work provided for in any Lease in effect on the date hereof and in any other Lease approved by Beneficiary in writing, and (2) ordinary, non-structural maintenance work.

H. Parking. Grantor shall comply with all Legal Requirements for parking and shall grant no parking rights in the Secured Property other than those provided for in existing Leases, except with Beneficiary's prior written consent. The Secured Property shall contain at all times not less than 284 (or more, if required due to a change in Legal Requirements) on-site parking spaces for standard-size American automobiles, such parking spaces to be located upon the Land. If any part of the automobile parking areas included within the Secured Property is taken by condemnation or such areas are otherwise reduced, Grantor shall provide parking facilities in kind, size and location as required to comply with all Leases and with the parking requirements set forth herein. Any lease or other contract for such facilities must be assignable and must be otherwise in form and substance satisfactory to Beneficiary. Before entering into any such lease or other contract, Grantor will furnish to Beneficiary satisfactory assurance of the completion of such facilities free of all liens and in conformity with all Legal Requirements.

I. Entry on Secured Property. Upon reasonable notice to Grantor from Beneficiary or its representatives, Beneficiary or its representatives may enter upon and inspect the Secured Property at all reasonable times; provided, however, Beneficiary's rights under this Section 1.05I shall be subject in all respects to the rights of tenants under the Leases or applicable law.

J. No Consent to Alterations or Repairs. Nothing contained in this Deed of Trust shall in any way constitute the consent or request of Beneficiary, expressed or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration or repair of the Secured Property or any part thereof.

K. Preservation of Lien; Mechanic's Liens. Grantor shall do or cause to be done everything necessary so that the lien of this Deed of Trust shall be fully preserved, at the sole cost of Grantor. Grantor shall discharge, pay or bond, or cause to be discharged, paid or bonded, from time to time when the same shall become due, all lawful claims and demands of mechanics, material men, laborers and others which, if unpaid, might result in, or permit the creation of, a lien on the Secured Property or any part thereof, or on the revenues, rents, issues, income or profits arising therefrom.

L. Use of Secured Property by Grantor. Grantor shall use, or cause to be used, the Secured Property principally and continuously as and for a first class, residential apartment project. Grantor shall not use, or permit the use of, the Secured Property or any part thereof, for any other principal use without the prior written consent of Beneficiary. Grantor shall not initiate or acquiesce to any change in any zoning or other land use classification now or hereafter in effect and affecting the Secured Property or any part thereof without in each case obtaining Beneficiary's prior written consent thereto.

M. Use of Secured Property by Public. Grantor shall not suffer or permit the Secured Property, or any part thereof, to be used by the public as such, without restriction or in such manner as might impair Grantor's title to the Secured Property or any part thereof, or in such manner as might make possible a claim or claims of adverse usage or adverse possession, or of any implied dedication to the public of the Secured Property or any part thereof.

N. Management. Management of the Premises shall be satisfactory to Beneficiary and shall be performed by Grantor or a management company approved in writing by Beneficiary and under a management contract satisfactory to Beneficiary, which management contract shall be subject and subordinate to the rights and title of Beneficiary under this instrument.

1.06  Financial Information.

A. Financial Statements. Grantor shall keep and maintain complete and accurate books and records of the earnings and expenses of the Secured Property and, without expense to Beneficiary, furnish to Beneficiary, within one hundred twenty (120) days after the end of each fiscal year of Grantor, an annual financial statement prepared and certified by an independent certified public accountant reasonably satisfactory to Beneficiary, in accordance with generally accepted accounting principles relating to real estate consistently applied, which shall include: (1) a statement of financial position by Grantor with respect to the Secured Property, (2) a statement of cash flows by Grantor with respect to the Secured Property, (3) a detailed summary of operations relating to the ownership and operation of the Secured Property, including, all rents and other income derived therefrom and all operating and capital expenses paid or incurred in connection therewith, (4) a certified rent roll with respect to the Secured Property, and (5) such interim statements of financial position and cash flows and such interim summaries of operations and interim rent rolls, as may be required by Beneficiary. Grantor shall also furnish, or cause to be furnished, to Beneficiary, within one hundred-eighty (180) days after the end of each fiscal year of each Guarantor, if any, an annual audited financial statement, prepared and certified by an independent, certified public accountant, reasonably satisfactory to Beneficiary, in accordance with generally accepted accounting principles, consistently applied.

B. Right to Inspect Books and Records. Upon reasonable notice to Grantor from Beneficiary or its representatives, Beneficiary or its representatives shall have the right to examine and make copies of all books and records and all supporting vouchers and data related to the Secured Property. Such examination may occur at the Secured Property or at Grantor's principal place of business and shall be at Grantor's sole cost and expense.

1.07  Condemnation.

A. Beneficiary's Right to Participate in Proceedings. If the Secured Property, or any part thereof, shall be taken in condemnation proceedings or by exercise of any right of eminent domain (collectively, "Condemnation Proceedings"), Beneficiary shall have the right to participate in any such Condemnation Proceedings and all awards or payments (collectively, "Award") that may be made in any such Condemnation Proceedings are hereby assigned to Beneficiary, and shall be deposited with Beneficiary and applied in the manner set forth in this
Section 1.07. Grantor shall give Beneficiary immediate notice of the actual or threatened commencement of any Condemnation Proceedings affecting all or any part of the Secured Property, including all such Condemnation Proceedings as to severance and consequential damage and change in grade in streets, and will deliver to Beneficiary copies of any and all papers served or received in connection with any Condemnation Proceedings. Notwithstanding the foregoing, Beneficiary is hereby authorized, at its option, to commence, appear in and prosecute in its own or Grantor's name any action or proceeding relating to any Condemnation Proceedings and to settle or compromise any claim in connection therewith. No settlement for the damages sustained in connection with any Condemnation Proceedings shall be made by Grantor without Beneficiary's prior written approval. Grantor shall execute any and all further documents that may be required in order to facilitate the collection of each Award.

B. Application of Condemnation Award. (1) If at any time title or temporary possession of the whole or any part of the Secured Property shall be taken in any Condemnation Proceeding or pursuant to any agreement among Grantor, Beneficiary and/or those authorized to exercise the right of condemnation, Beneficiary, in its discretion and without regard to the adequacy of its security hereunder, shall have the right to apply any Award received to payment of the Obligations whether or not due, in such order as Beneficiary shall determine. If all or substantially all of the Secured Property is taken and the amount of the Award received by Beneficiary is not sufficient to pay the then unpaid balance of the Obligations, the balance of the Obligations shall, at the option of Beneficiary, become immediately due and payable and Grantor shall, within ten (10) days after notice to Grantor that Beneficiary has so applied the Award, pay the difference between such balance and the amount of the Award. "Substantially all of the Secured Property" shall be deemed to have been taken if the balance of the Secured Property, in the opinion of Beneficiary, (a) cannot be restored to a self-contained and architecturally complete unit or units or (b) the balance of the Secured Property as restored will not be economically viable and capable of supporting all carrying charges and operating and maintenance expenses.

C. Reimbursement of Costs. In the case of any taking covered by the provisions of this Section 1.07, Beneficiary (to the extent that Beneficiary has not been reimbursed therefor by Grantor) shall be entitled, as a first priority, to reimbursement out of any Award for all reasonable costs, fees, and expenses incurred in the determination and collection of the Award.

D. Existing Obligations. Notwithstanding any taking by Condemnation Proceedings or any application of the Award to the Obligations, Grantor shall continue to pay the monthly installments due pursuant to the Note, as well as all other sums secured by this Deed of Trust. If prior to Beneficiary's receipt of the Award, the Secured Property shall have been sold through foreclosure of this Deed of Trust or other similar proceeding, Beneficiary shall have the right to receive the Award to the extent that any portion of the Obligations are still unpaid after application of the proceeds of the foreclosure sale or similar proceeding, with interest thereon at the Increased Rate, plus attorneys' fees and other costs and disbursements incurred by Beneficiary in connection with the collection of the Award and in establishing the amount of, and collecting, any deficiency. The application of the Award to the Obligations, whether or not then due or payable, shall not postpone, abate or reduce any of the periodic installments of interest or principal thereafter to become due pursuant to the Note or this Deed of Trust until the Obligations are paid and performed in full.

1.08  Leases.

A. Performance of Lessor's Covenants. Grantor, as lessor, has entered and will enter into leases or licenses with tenants, as lessees or licensees, respectively, for parts or all of the Secured Property (all such leases and licenses are hereinafter referred to individually as a "Lease" and collectively as "Leases" and the lessees or licensees under such Leases are hereinafter referred to individually as a "Lessee" and collectively as "Lessees"). Grantor shall faithfully perform the lessor's covenants under the Leases. Grantor shall neither do, nor neglect to do, nor permit to be done (other than enforcing the terms of such Leases and exercising the lessor's remedies thereunder following a default or event of default on the part of any Lessee in the performance of its obligations pursuant to the Lease), anything which may cause the modification or termination of any of the Leases, or of the obligations of any Lessee or any other person claiming through such Lessee, or which may diminish or impair the value of any Lease or the rents provided for therein, or the interest of the lessor or of Beneficiary therein or thereunder. Each Lease shall make provision for the attornment of the Lessee thereunder to any person succeeding to the interest of Grantor as the result of any judicial or nonjudicial foreclosure or transfer in lieu of foreclosure hereunder, such provision to be in form and substance approved by Beneficiary, provided that nothing herein shall be construed to require Beneficiary to agree to recognize the rights of any lessor under any Lease following any such foreclosure or transfer in lieu thereof unless Beneficiary shall expressly hereafter agree thereto in writing with respect to a particular Lease.

B. Intentionally Deleted.

C. Representations Regarding Leases. Grantor represents and warrants that (1) all representations made by it in the Leases are true and correct in all material respects; (2) all Improvements and the leased space demised and let pursuant to each Lease have been completed; (3) intentionally deleted; (4) no Rents and other charges due and payable under the Leases are past due except as set forth on the rent roll attached to the Rent Roll Certification delivered by Grantor to Beneficiary as of the date hereof, including without limitation, the "Aged Delinquency Report" attached thereto (the "Rent Roll"); (5) no Rent has been prepaid, with the exception of special circumstances (such as the Lessee going on extended travel and prepaying the Rent for the period of its absence), provided, however, that to Grantor's knowledge, in such special circumstances, no Rent has been prepaid more than two (2) months in advance; (6) there is no existing default or breach of any covenant or condition on the part of Grantor, or to the best of Grantor's knowledge, any Lessee under any Lease except as shown on the Rent Roll; (7) there are no options to purchase all or any portion of the Secured Property contained in any Lease; (8) there are no options to renew, cancel, extend or expand by any Lessee except as stated in the Leases;
(9) intentionally deleted; (10) Grantor is the absolute owner of each Lease with full right and title to assign the same and the Rents thereunder to Beneficiary;
(11) each Lease is valid and, except as shown on the Rent Roll, is in full force and effect; (12) there is no outstanding assignment or pledge thereof or of the Rents due or to become due; (13) to the best of Grantor's knowledge, no Lessee has any defense, set-off or counterclaim against Grantor; (14) no Rents payable pursuant to any Lease have been or will be anticipated, discounted, released, waived, compromised or otherwise discharged, except as may be expressly permitted by such Lease; and (15) all Leases are subject and subordinate to this Deed of Trust.

D. Covenants Regarding Leases. Grantor shall not, without the prior written consent of Beneficiary obtained in each instance:

(1) lease to any Person, all or any part of the space in, on or over any of the Premises; except Leases made in the ordinary course of the business of owning and operating an apartment project similar to the Secured Property in a prudent manner, on Grantor's standard lease form, approved by Beneficiary, without material deviation therefrom;

(2) cancel, terminate or accept a surrender or suffer or permit any cancellation, termination or surrender of any Lease or any guaranty of any Lease except, with respect to any Lease, in the ordinary course of business of owning and operating an apartment project similar to the Secured Property in a prudent manner;

(3) modify any Lease so as to (i) reduce the term thereof or the Rents payable thereunder, (ii) change any renewal provision contained therein, (iii) otherwise increase any obligation of Grantor thereunder, or (iv) reduce any obligation of Lessee thereunder, except, in each case, in the ordinary course of business of owning and operating an apartment project similar to the Secured Property in a prudent manner;

(4) commence any summary proceeding or other action to recover possession of any space demised pursuant to any Lease, other than a proceeding brought in good faith by reason of a default of any Lessee of which Grantor has provided written notice to Beneficiary;

(5) receive or collect, or permit the receipt or collection of, any Rents for more than one month in advance of the payment due dates, except in special circumstances (such as the Lessee going on extended travel and prepaying the Rent for the period of its absence), provided, however, that in such special circumstances, Grantor shall not receive or collect, or permit the receipt or collection of, any Rents for more than two (2) months in advance without Beneficiary's consent;

(6) take any other action with respect to any Lease which would impair the security of Beneficiary pursuant to this Deed of Trust;

(7) extend any present Lease other than in accordance with the terms presently provided for therein, except extensions of Leases made in the ordinary course of business of owning and operating an apartment project similar to the Secured Property in a prudent manner;

(8) execute any agreement or instrument or create or permit a lien which may be or become superior to any Lease; (9) suffer or permit to occur the accrual of any right in any Lessee to withhold payment of any Rent or, except in the ordinary course of business of owning and operating an apartment project similar to the Secured Property in a prudent manner, any release of liability of any Lessee;

(10) sell, assign, transfer, mortgage, pledge or otherwise dispose of or encumber, whether by merger, consolidation, operation of law or otherwise, any Lease or any Rents;

(11) alter, modify or change the terms of any guaranty of any Lease or consent to the release of any party thereto except in the ordinary course of business of owning and operating an apartment project similar to the Secured Property in a prudent manner; or

(12) request, consent, agree to, or accept, the subordination of any Lease to any deed of trust (other than this Deed of Trust) or other encumbrance now or hereafter affecting the Premises.

E. Application of Rents. Grantor shall use and apply all Rents from the Secured Property first to the payment and performance of the Obligations in accordance with the terms of the Loan Instruments, and then to the payment of all Impositions and the costs and expenses of management, operation, repair, maintenance, preservation, reconstruction and restoration of the Secured Property in accordance with the requirements of this Deed of Trust and the obligations of Grantor as the lessor under any Lease. Grantor shall not use any Rents for purposes unrelated to the Secured Property unless and until all current payments of the Obligations, Impositions and such costs and expenses have been paid or provided for and adequate cash reserves have been set aside to ensure the timely future payment of all such items.

F. Indemnity Against Unapproved Lease Modifications and Amendments. In the event that Beneficiary or any grantee or assignee of Beneficiary takes title to, or otherwise comes into possession of, the Secured Property and thereafter a Lessee under a Lease attorns to Beneficiary or such other party pursuant to a Subordination, Non-Disturbance and Attornment Agreement entered into by Beneficiary and such Lessee, Grantor hereby indemnifies and holds Beneficiary harmless from and against any and all claims, liabilities, costs and expenses of any kind or nature against or incurred by Beneficiary arising out of the enforcement by any Lessee against Beneficiary or any grantee or assignee of Beneficiary, of any affirmative claim, cost or expense, or any defense, abatement or right of set off under any modification or amendment to a Lease which is binding upon Beneficiary and which was entered into by Grantor after the date of this Deed of Trust in violation of the requirements of subsection 1.08D hereof

1.09  Assignment of Leases, Rents, Income, Profits and Cash Collateral.

A. Assignment; Discharge of Obligations. Grantor hereby unconditionally, absolutely and presently bargains, sells, grants, assigns, releases and sets over unto Beneficiary (1) all Leases and all other tenancies, occupancies, subleases, franchises and concessions of the Land or Improvements or which in any way affect the use or occupancy of all or any part of the Land or Improvements, and any other agreements affecting the use and occupancy of all or any part of the Land or Improvements, in each case, whether now or hereafter existing, and all right, title and interest of Grantor thereunder, including all rights to all security or other deposits, (2) all guarantees of the Obligations of any lessee, licensee or other similar party under any of the foregoing, whether now or hereafter existing, and (3) the Rents, regardless of whether the Rents accrue before or after foreclosure or during the full period of redemption. For the aforesaid purpose, Grantor does hereby irrevocably constitute and appoint Beneficiary its attorney-in-fact, in its name, to receive and collect all Rents, as the same accrue, and, out of the amount so collected, Beneficiary, its successors and assigns, are hereby authorized (but not obligated) to pay and discharge the Obligations (including any accelerated Obligations) in such order as Beneficiary may determine and whether due or not, and to pay the remainder, if any, to Grantor, or as otherwise required by law. Neither this assignment nor any such action shall constitute Beneficiary as a "mortgagee in possession" or otherwise make Beneficiary responsible or liable in any manner with respect to the Secured Property or the use, occupancy, enjoyment or operation of all or any portion thereof, unless and until Beneficiary, in person or by agent, assumes actual possession thereof. Nor shall appointment of a receiver for the Secured Property by any court at the request of Beneficiary or by agreement with Grantor, or the entering into possession of the Secured Property or any part thereof by such receiver, be deemed to make Beneficiary a mortgagee-in-possession or otherwise responsible or liable in any manner with respect to the Secured Property or the use, occupancy, enjoyment or operation of all or any portion thereof. The assignment of all Leases and Rents in this
Section 1.09 is intended to be an absolute, unconditional and present assignment from Grantor to Beneficiary and not merely the passing of a security interest. Grantor shall, at any time or from time to time, upon request of Beneficiary, execute and deliver any instrument as may be requested by Beneficiary to further evidence the assignment and transfer to Beneficiary of Grantor's interest in any Lease or Rents. Nothing herein shall in any way limit Beneficiary's remedies or Grantor's Obligations under the Assignment.

B. Entry Onto Secured Property; Lease of Secured Property. Beneficiary, at its option, may enter and take possession of the Secured Property and manage and operate the same as provided in Section 4.01, such management and operation to include the right to enter into Leases and new agreements and to take any action which, in Beneficiary's judgment, is necessary or proper to conserve the value of the Secured Property. The expenses (including any receiver's fees, attorneys' fees and agent's compensation) incurred pursuant to the powers herein contained shall be secured hereby. Beneficiary shall not be liable to account to Grantor for any action taken pursuant hereto other than to account for any Rents actually received by Beneficiary.

C. License to Manage Secured Property. Notwithstanding anything to the contrary contained in Section 1.09A or Section 1.09B, so long as there shall exist no Event of Default hereunder, Grantor shall have the license to manage and operate the Secured Property, including the right to enter into Leases, and collect all Rents as they accrue (but not more than one month in advance).

D. Delivery of Assignments. Grantor shall execute such additional documents as may be requested from time to time by Beneficiary, to evidence the assignment to Beneficiary or its nominee of any Leases now or hereafter made, such assignment documents to be in form and content acceptable to Beneficiary. Grantor shall deliver to Beneficiary, within thirty (30) days after Beneficiary's request (1) a duplicate original or photocopy of each Lease which is at the time of such request outstanding upon the Secured Property and (2) a complete schedule, certified by Grantor, of each Lease, showing the unit number, type, Lessee name, monthly rental, date to which Rents have been paid, term of Lease, date of occupancy, date of expiration, existing defaults, if any, and every special provision, concession or inducement granted to such Lessee.

E. Indemnity. Grantor shall assert no claim or liability related to Beneficiary's exercise of its rights pursuant to this Section 1.09. Grantor expressly waives all such claims and liabilities. Grantor hereby holds Beneficiary harmless from and against any and all claims, liabilities and expenses of any kind or nature against or incurred by Beneficiary arising out of Beneficiary's exercise of its rights pursuant to this Section 1.09, including Beneficiary's management, operation or maintenance of the Secured Property or the collection and disposition of Rents.

1.10  Further Assurances.

A. General; Appointment of Attorney-in-Fact. Upon request by Beneficiary, from time to time, Grantor shall prepare, execute and deliver, or cause to be prepared, executed and delivered, to Beneficiary, all instruments, certificates and other documents which may, in the opinion of Beneficiary, be necessary or desirable in order to effectuate, complete, perfect or continue and preserve the Obligations and the lien of this Deed of Trust. Upon any failure by Grantor to do so, Beneficiary may prepare, execute and record any such instruments, certificates and documents for and in the name of Grantor and Grantor hereby appoints Beneficiary the agent and attorney-in-fact of Grantor for such purposes. This power is coupled with an interest and shall be irrevocable so long as any part of the Obligations remain unpaid or unperformed. Grantor shall reimburse Beneficiary for all sums expended by Beneficiary in preparing, executing and recording such instruments, certificates and documents and such sums shall be secured by this Deed of Trust.

B. Statement Regarding Obligations. Grantor shall, within ten (10) days after request by Beneficiary, furnish Beneficiary with a written statement, duly acknowledged, setting forth (1) the unpaid principal balance of the Loan and the accrued but unpaid interest thereon, (2) whether or not any setoffs or defenses exist against the payment of such principal or interest, and (3) if such setoffs or defenses exist, the particulars thereof.

C. Additional Security Instruments. Grantor, from time to time and within fifteen (15) days after request by Beneficiary, shall execute, acknowledge and deliver to Beneficiary such chattel mortgages, security agreements or other similar security instruments, in form and substance reasonably satisfactory to Beneficiary, covering all property of any kind whatsoever owned by Grantor or in which Grantor may have any interest which, in the opinion of Beneficiary, is necessary to the operation and maintenance of the Secured Property or is otherwise a part of the Secured Property. Grantor, from time to time and within fifteen (15) days after request by Beneficiary, shall also execute, acknowledge and deliver any financing statement, renewal, affidavit, certificate, continuation statement, supplementary mortgage or other document as Beneficiary may reasonably request in order to perfect, preserve, continue, extend or maintain the security interest under, and the priority of, this Deed of Trust or such chattel mortgage or other security instrument, as a first lien. Grantor shall pay to Beneficiary on demand all actual costs and expenses incurred by Beneficiary in connection with the preparation, execution, recording, filing and refiling of any such instrument or document, including charges for examining title and attorneys' fees and expenses for rendering an opinion as to the priority of this Deed of Trust and of each such chattel mortgage or other security agreement or instrument as a valid and subsisting first lien on such property. Neither a request so made by Beneficiary, nor the failure of Beneficiary to make such a request, shall be construed as a release of such property, or any part thereof, from the lien of this Deed of Trust. This covenant and each such mortgage, chattel or other security agreement or instrument, delivered to Beneficiary are cumulative and given as additional security. Grantor shall pay all premiums and related costs in connection with any title insurance policy or policies in full or partial replacement of the title insurance policy now insuring or which will insure the lien of this Deed of Trust.

D. Security Agreement. This Deed of Trust shall constitute a security agreement under Article 9 of the Code with respect to the Personal Property covered by this Deed of Trust. Pursuant to the applicable Granting Clauses hereof, Grantor has granted Beneficiary a security interest in the Personal Property and in all additions and accessions thereto, substitutions therefor and proceeds thereof for the purpose of securing all Obligations now or hereafter secured by this Deed of Trust. The following provisions relate to such security interest:

(1) The Personal Property includes all now existing or hereafter acquired or arising equipment, inventory, accounts, chattel paper, instruments, documents, deposit accounts, investment property, letter-of-credit rights, commercial tort claims, supporting obligations and general intangibles now or hereafter used or procured for use on the Premises or otherwise relating to the Premises. If Grantor shall at any time acquire a commercial tort claim relating to the Premises, Grantor shall immediately notify Beneficiary in a writing signed by Grantor of the brief details thereof and grant to Beneficiary a security interest therein and in the proceeds thereof.

(2) Grantor hereby irrevocably authorizes Beneficiary at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the collateral as "all assets used or procured for use or otherwise relating to" the Premises or words of similar effect, or as being of equal or lesser scope or in greater detail, and to indicate the Premises as defined, or in a manner consistent with the term as defined, in this Deed of Trust and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the filing office for the sufficiency or filing office acceptance of any initial financing statement or amendment, including whether Grantor is an organization, the type of organization and any organizational identification number issued to Grantor. Grantor agrees to provide any such information to Beneficiary promptly upon request. Grantor also ratifies its authorization for Beneficiary to have filed in any filing office in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof. Grantor shall pay to Beneficiary, from time to time, within five (5) days following demand therefor , any and all costs and expenses incurred by Beneficiary in connection with the filing of any such initial financing statements and amendments, including attorneys' fees and all disbursements. If such payment is not tendered to Beneficiary within such five
(5) day period, such costs and expenses shall bear interest at the Increased Rate from the date paid by Beneficiary until the date repaid by Grantor and such costs and expenses together with such interest, shall be part of the Obligations and shall be secured by this Deed of Trust.

(3) Grantor shall any time and from time to time take such steps as Beneficiary may reasonably request for Beneficiary to obtain "control" of any Personal Property for which control is a permitted or required method to perfect or to insure priority of the security interest in such Personal Property granted hereby.

(4) Upon the occurrence of an Event of Default, Beneficiary shall have the rights and remedies of a secured party under the Code as well as all other rights and remedies available at law or in equity or under this Deed of Trust.

(5) This Deed of Trust also constitutes a fixture filing under Section 47-9-502 of the Code. For purposes of the Code, the following information is furnished:

(a) The name and address of the record owner of the real estate described in this instrument is:

                        CCIP Loft, L.L.C.
                        c/o AIMCO
                            4582 South Ulster Parkway
                        Suite 1100
                        Denver, Colorado 80237

(b) the name and address of the Debtor is:

                        CCIP Loft, L.L.C.
                        c/o AIMCO
                            4582 South Ulster Parkway
                        Suite 1100
                        Denver, Colorado 80237

(c) the name and address of the Secured Party is:

                         New York Life Insurance Company
                        c/o New York Life Investment Management LLC
                        51 Madison Avenue
                          New York, New York 10010-1603

(d) Information concerning the security interest evidenced by this instrument may be obtained from the Secured Party at its address above.

(e) This Deed of Trust covers goods which are or are to become fixtures.

(6) If Grantor does not have an organizational identification number and later obtains one, Grantor shall forthwith notify Beneficiary of such organizational identification number.

(7) Terms defined in the Code and not otherwise defined in this Deed of Trust have the same meanings in this Section 1.10D as are set forth in the Code. In the event that a term is used in Article 9 of the Code and also in another Article of the Code, the term used in this Section 1.10D is that used in Article
9. The term  "control",  as used in this  Paragraph,  has the  meaning  given in
Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the Code, as applicable.

E. Preservation of Grantor's Existence. Grantor shall do all things necessary to preserve and keep in full force and effect its existence, franchises, rights and privileges under the laws of the state of its formation and of the State, and shall comply with all applicable Legal Requirements.

F. Further Indemnities. In addition to any other indemnities contained in the Loan Instruments, Grantor hereby agrees to indemnify and hold Beneficiary harmless from and against all losses, liabilities, suits, obligations, fines, damages, penalties, claims, costs, charges and expenses, including architects', engineers' and attorneys' fees and disbursements which may be imposed upon, incurred or asserted against Beneficiary by reason of: (1) the construction of the Improvements, (2) any capital improvements, other work or things, done in, on, under or about the Secured Property or any part thereof, (3) any use, nonuse, misuse, possession, occupation, alteration, repair, condition, operation, maintenance or management of the Secured Property or any part thereof or any street, drive, sidewalk, curb, passageway or space adjacent thereto, (4) any negligent or willful act or omission on the part of Grantor, any Lessee or any agent, contractor, servant, employee, licensee or invitee of any Lessee or of Grantor, (5) any accident, injury (including death) or damage to any person or property occurring in, on, under or about the Secured Property or any part thereof or in, on, under or about any street, drive, sidewalk, curb, passageway or space adjacent thereto, (6) any default under any Loan Instrument or any Event of Default, (7) any lien or claim arising or alleged to have arisen on or against the Secured Property or any part thereof under any Legal Requirement or any liability asserted against Beneficiary with respect thereto, (8) any tax attributable to the execution, delivery, filing or recording of any Loan Instrument, (9) any contest permitted pursuant to the provisions of this Deed of Trust, or (10) the enforcement or attempted enforcement of this indemnity.

G. Absence of Insurance. The obligations of Grantor under this Deed of Trust and the other Loan Instruments shall not in any way be affected by (1) the absence, in any case, of adequate insurance, (2) the amount of the insurance or (3) the failure or refusal of any insurer to perform any obligation required to be performed by it pursuant to any insurance policy affecting the Secured Property. If any claim, action or proceeding is made or brought against Beneficiary by reason of any event as to which Grantor is obligated to indemnify Beneficiary, then, upon demand by Beneficiary, Grantor, at Grantor's sole cost and expense, shall resist or defend such claim, action or proceeding in Beneficiary's name, if necessary, by such attorneys as Beneficiary shall approve. Notwithstanding the foregoing, Beneficiary may engage its own attorneys, in its discretion, to defend it or to assist in its defense, and Grantor shall, within five (5) days after demand therefor, pay the fees and disbursements of such attorneys. If such fees and disbursements are so paid by Grantor within such five (5) day period, until so paid, such amounts shall bear interest at the Increased Rate and shall be secured by this Deed of Trust.

H. Lost Note. Upon Beneficiary furnishing to Grantor an affidavit stating that the Note has been mutilated, destroyed, lost or stolen, Grantor shall deliver to Beneficiary, in substitution therefor, a new note containing the same terms and conditions as the Note, with a notation thereon of the unpaid principal balance and accrued and unpaid interest thereon.

1.11  Transfer or Further Encumbrances.

A. Continuing Ownership and Management. Grantor acknowledges that the continuous ownership of the Secured Property and its continuous management and operational control by Grantor are material to the making of the Loan.

B. Transfer or Encumbrance of Secured Property. Grantor shall not, without the prior written consent of Beneficiary, voluntarily or involuntarily, by operation of law or otherwise, transfer or dispose of, or suffer any third party to transfer or dispose of, all or any part of the Secured Property, the Rents, or any interest therein or the management and operation by Grantor of the Secured Property. Without limiting the generality of the foregoing, for purposes of this
Section 1.11, a transfer or disposition of the Secured Property (or the Rents, as applicable) or any part thereof or interest therein shall include (1) the change of Grantor's type of organization, jurisdiction of organization or other legal structure, (2) the transfer of the Secured Property or any part thereof or interest therein to a cooperative corporation or association, (3) the conversion of all or any part of the Secured Property or interest therein to a condominium form of ownership, (4) the execution of a contract to sell or option to purchase all or any part of the Secured Property or any interest therein, (5) any lease for space in any Improvements for purposes other than occupancy by the tenant,
(6) any lease for space in the  Improvements  containing  an option to purchase,
(7) any direct or indirect sale, assignment, conveyance, transfer (including a transfer as a result of or in lieu of condemnation) or other alienation of all or any part of the Rents or the Secured Property or any interest therein, (8) the creation of a lien or other encumbrance on the Secured Property or the Rents or any part thereof or interest therein, (9) any assignment, pledge, hypothecation, grant of security interest in, or the execution of a conditional sale or a title retention agreement with regard to, all or any part of the Secured Property or the Rents and (10) unless Grantor has provided Beneficiary with at least thirty (30) days prior written notice thereof, any change of Grantor's name, place of business or, if Grantor has more than one place of business, any change of its chief executive office, or any change of Grantor's mailing address or organizational identification number if it has one. Any such action described in this Section 1.11B is herein called a "Transfer" and all Transfers are prohibited without the prior written consent of Beneficiary. A Transfer shall also include any of the following events, whether made directly or through an intermediary, and whether made in one transaction or effected in more than one transaction:

(a) If Grantor or any general partner or member of Grantor is a corporation, a transfer or disposition of any 50% or more in the aggregate of the outstanding voting stock of Grantor or such general partner or member of Grantor or of any other corporation directly or indirectly owning or controlling 50% or more of the voting stock of Grantor or such general partner or member;

(b) If Grantor or any general partner or member of Grantor is a partnership, a transfer or disposition of any general partnership interest in Grantor or in such general partner or member of Grantor;

(c) If Grantor or any general partner or member of Grantor is a limited liability company, a transfer or disposition of any membership or manager interest in Grantor or in such general partner or member of Grantor; or

(d) If Grantor or any general partner or member of Grantor is a trust or other entity, a transfer or disposition of any 50% or more in the aggregate of the beneficial interests in Grantor or such general partner or member of Grantor.

For purposes of the preceding sentence a Transfer shall include any direct or indirect sale, any execution of a contract or other agreement to sell or option to purchase such stock or such partnership, membership or other beneficial interests, or any assignment or pledge of such stock or such partnership, membership or other beneficial interests, including any assignment or pledge for security purposes. Notwithstanding the foregoing, regardless of whether or not any transfer of (i) any interest in Grantor or in any of its constituent entities or (ii) any voting stock in any corporation directly or indirectly owning 50% or more of the voting stock of Grantor or of any of its constituent entities (the "Related Corporation"), is prohibited or not by this Section 1.11, no shareholder, partner, member or other beneficial owner of Grantor or of any of its constituent entities and no shareholder of any Related Corporation may pledge or assign for security purposes any of their respective interest(s) in
Grantor or its constituent entities or in any Related Corporation, as applicable. Any pledge or assignment prohibited by the previous sentence shall be included in the term Transfer.

C. Acceleration of Obligations. In the event of a Transfer without the prior written consent of Beneficiary, Beneficiary may, without limiting any other right or remedy available to Beneficiary at law, in equity or by agreement with Grantor, and in Beneficiary's discretion, and without regard to the adequacy of its security, accelerate the maturity of the Note and require the payment of all then existing Obligations, including the Make-Whole Amount provided in Section
4.06. The giving of consent by Beneficiary to a Transfer in any one or more instances shall not limit or waive the need for such consent in any other or subsequent instances.

1.12 Expenses. Promptly after Beneficiary's demand therefor, Grantor shall pay Beneficiary for all costs and expenses, including attorneys' fees and expenses and costs of obtaining evidence of title, incurred by Beneficiary in connection with any action, suit, legal proceeding, claim or dispute (a) arising under or in connection with the performance of any rights or obligations under any Loan Instrument or affecting the Obligations or the Secured Property, (b) involving any insurance proceeds or condemnation awards with respect to the Secured
Property, (c) to protect the security hereof, (d) as to any concern of Beneficiary with the condition of the Secured Property, or (e) of any other kind or nature in which Beneficiary is made a party relating to the Secured Property or the Loan, or appears as a party, including those related to the estate of an insolvent or decedent or any bankruptcy, receivership, or other insolvency under any chapter of the Bankruptcy Code (Title 11 of the United States Code), as amended, or any other insolvency proceeding or any exercise of the power of sale or judicial foreclosure as set forth in this Deed of Trust. If the Obligations are referred to attorneys for collection, foreclosure or any cause set forth in
Article III, Grantor shall, within five (5) days after request therefor, pay all costs and expenses incurred by Beneficiary, including attorneys' fees and expenses, all costs of collection, litigation costs and costs (which may be estimated as to items to be expended after completion of any foreclosure or other action) of procuring title insurance policies, whether or not obtained, Torrens certificates and similar assurances with respect to title and value as Beneficiary may deem necessary together with all statutory costs, with or without the institution of an action or proceeding. All costs and expenses described in this Section 1.12, with interest thereon at the Increased Rate from the date paid by Beneficiary to the date paid by Grantor (if not so paid within such five (5) day period), shall be paid by Grantor on demand, and shall be secured by this Deed of Trust.

1.13 Single Asset Covenants. For so long as the Loan is outstanding, Grantor hereby covenants and agrees that:

A. Grantor's business and purpose shall consist solely of the ownership of the Property and such activities as are necessary, incidental or appropriate in connection therewith;

B. All property owned by Grantor shall be owned solely by Grantor and no individual or other entity shall have any ownership interest in any property owned by Grantor in such individual or other entity's name;

C. Grantor shall not own any asset or property other than incidental personal property necessary for the ownership or operation of the Property;

D. Grantor shall not engage in any business other than the ownership, management and operation of the Property, and conduct and operate its business as presently conducted and operated;

E. Grantor shall not incur any indebtedness, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than trade and operational debt incurred in the ordinary course of business with trade creditors and in amounts as are normal and reasonable under the circumstances and/or as permitted under the terms and conditions of the Loan Instruments;

F. Grantor shall not commingle its funds or other assets with those of any affiliated entity or any Guarantor of or key principal, guarantor, or indemnitor pursuant to the Loan Instruments, or any other person; and

G. Grantor shall not guaranty, become obligated for, or hold itself out to be responsible for the debts or obligations of any other person or entity, or the decisions or actions respecting the daily business or affairs of any other person or entity, or pledge its assets for the benefit of any other person or entity.

1.14  Intentionally Omitted.

1.15 Additional Guarantor; Replacement Guarantees. If, at any time, AIMCO Properties, L.P. does not own, directly or indirectly, at least 51% of the ownership interests in Grantor, Grantor shall, if required by Beneficiary, promptly deliver to Beneficiary (a) replacements of the Guaranty and the Environmental Indemnity Agreement (collectively, the "Replacement Guarantees") (in the same forms as the Guaranty and Environmental Indemnity Agreement delivered as of the date hereof) executed by AIMCO Properties, L.P., Grantor (in the case of the Environmental Indemnity Agreement only) and another creditworthy guarantor/indemnitor acceptable to Beneficiary in its sole and absolute discretion that owns, directly or indirectly, an ownership interest in Grantor (an "Additional Guarantor"), and (b) an opinion with respect to due execution by and authority of the Additional Guarantor and the enforceability of the Replacement Guarantees against such Additional Guarantor and such other matters as Beneficiary may require in form, scope and substance reasonably satisfactory to Beneficiary.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

      Grantor represents and warrants:

2.01 Warranty of Title. Grantor (a) lawfully owns and holds title to the Secured Property (other than the Personal Property), in fee simple, subject to no deed of trust, mortgage, lien, charge or other encumbrance, except as specifically set forth in the title insurance policy issued to Beneficiary upon recordation of this Deed of Trust, (b) has full power and lawful authority to grant, bargain, sell, convey, assign, release, pledge, set over, transfer and mortgage the Secured Property as set forth herein,(c) lawfully owns and holds title to the Personal Property subject to no deed of trust, mortgage, lien, charge or other encumbrance, and (d) does warrant and will defend the title to the Secured Property against all claims and demands whatsoever.

2.02 Ownership of Additional or Replacement Improvements and Personal Property. All Improvements and Personal Property hereafter affixed, placed or used by Grantor on the Secured Property shall be owned by Grantor free from all deeds of trust, mortgages, liens, charges or other encumbrances.

2.03  No Pending Material Litigation or Proceeding; No Hazardous Materials.

A. Proceedings Affecting Grantor. There are no actions, suits, investigations or proceedings of any kind pending, or, to the best knowledge and belief of Grantor, threatened, against or affecting Grantor, or any Guarantor, or against any shareholder, general partner or member of Grantor or any Guarantor, or the business, operations, properties or assets of Grantor or any shareholder, general partner or member of Grantor or any Guarantor, or before or by any Governmental Agency, which may result in any material adverse change in the business, operations, properties or assets or in the condition, financial or otherwise, of Grantor or any Guarantor or any general partner or member of Grantor or any Guarantor, or in the ability of Grantor to pay or otherwise perform the Obligations. To the best knowledge and belief of Grantor, no default exists with respect to any judgment, order, writ, injunction, decree, demand, rule or  regulation  of any  Governmental  Agency,  which might  materially  and adversely affect the business, operations, properties or assets or the condition, financial or otherwise, of Grantor or any Guarantor or any general partner or member of Grantor or the ability of Grantor to pay or otherwise perform the Obligations.

B. Proceedings Affecting Secured Property. There are no actions, suits, investigations or proceedings of any kind pending, or, to the best knowledge and belief of Grantor, threatened, against or affecting the Secured Property (including any attempt or threat by any Governmental Agency to condemn or rezone all or any portion of the Secured Property), or involving the validity, enforceability or priority of the Loan Instruments or enjoining or preventing or threatening to enjoin or prevent the use and occupancy of the Secured Property or the performance by Beneficiary of the Obligations, and there are no rent controls, governmental moratoria or environmental controls (other than those generally imposed by federal or state law) presently in existence or, to the best knowledge and belief of Grantor, threatened, affecting the Secured Property.

C. No Hazardous Material. Neither Grantor nor, to the best knowledge and belief of Grantor, any other Person has ever:

(1) caused or knowingly permitted any Hazardous Material to be placed, held, located or disposed of, in, on, under or about the Secured Property or any part thereof, except for the use and storage (in accordance with all applicable Legal Requirements) of nominal amounts of janitorial and cleaning supplies and other Hazardous Materials typically used in the ordinary course of operating and maintaining a first class apartment project, or caused or knowingly permitted, in violation of any Legal Requirement, any Hazardous Material to be placed, held, located or disposed of, in, on, under or about any other real property legally or beneficially owned (or any interest or estate which is so owned) by Grantor in any jurisdiction now or hereafter having in effect a so-called "superlien" law or ordinance (the effect of which superlien law or ordinance would be to permit the creation of a lien on the Secured Property to secure any obligation), and neither the Secured Property, nor any part thereof, nor any other real property legally or beneficially owned (or any interest or estate therein which is so owned) by Grantor in any jurisdiction now or hereafter having in effect a so-called "superlien" law or ordinance or any part thereof, has ever been used (whether by Grantor or, to the best knowledge or belief of Grantor, by any other Person) as a dump site, storage (whether permanent or temporary) site or transfer site for any Hazardous Material; or

(2) caused or knowingly permitted any asbestos or underground fuel storage facility to be located in, on, under or about the Secured Property; or

(3) discovered any occurrence or condition on any real property adjoining or in the vicinity of the Secured Property that could cause the Secured Property or any part thereof to be subject to any remediation requirements or any restrictions on the ownership, occupancy, transferability or use of the Secured Property under any Environmental Requirement.

D. No Litigation Regarding Hazardous Material. No Person has brought, settled or, to the best knowledge and belief of Grantor, threatened any litigation or administrative action or proceeding alleging the presence, Release or threatened Release of any Hazardous Material in, on, under or about the Secured Property.

2.04 Valid Organization, Good Standing and Qualification of Grantor; Other Organizational Information. Grantor is a duly and validly organized and existing limited liability company, in good standing under the laws of the jurisdiction of its organization, and is duly licensed or qualified and in good standing in all other jurisdictions where its ownership or leasing of property or the nature of the business transacted by it makes such qualification necessary, and is entitled to own its properties and assets and to carry on its business, all as, and in the places where, such properties and assets are now owned or operated or such business is now conducted. Grantor has paid all franchise and similar taxes in the jurisdiction in which the Secured Property is located and in all of the jurisdictions in which it is so qualified, insofar as such taxes are due and payable at the date of this Deed of Trust, except for any such taxes the validity of which are being contested in good faith and for which proper reserves have been set aside on the books of Grantor. Grantor's exact legal name is that indicated on the signature page hereof. Grantor is an organization of the type, and is organized in the jurisdiction, as set forth in the first paragraph of this Deed of Trust. Grantor's organizational identification number is 84-1612278. Section 5.07 accurately sets forth Grantor's place of business or, if Grantor has more than one place of business, its chief executive office as well as Grantor's mailing address if different.

2.05 Authorization; No Legal Restrictions on Performance. The execution and delivery by Grantor of the Loan Instruments and its compliance with the terms and conditions of the Loan Instruments have been duly and validly authorized by all necessary corporate, partnership, membership or other applicable action by Grantor and its constituent entities and the Loan Instruments are valid and enforceable obligations of Grantor in accordance with the terms thereof. Neither the execution and delivery by Grantor of the Loan Instruments, nor the consummation of the transactions contemplated by the Loan Instruments, nor compliance with the terms and conditions thereof will, to the best knowledge and belief of Grantor, (A) conflict with or result in a breach of, or constitute a default under, any of the terms, obligations, covenants or conditions or provisions of (1) any corporate charter or bylaws, partnership agreement, limited liability company operating agreement, or other organizational or qualification document, restriction, indenture, mortgage, deed of trust, pledge, bank loan or credit agreement, or any other agreement or instrument to which Grantor is now a party or by which Grantor or its properties may be bound or affected, or (2) any judgment, order, writ, injunction, decree or demand of any Governmental Agency, or (B) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any property or asset of Grantor pursuant to the terms or provisions of any of the foregoing. Grantor is not in default in the performance, observance or fulfillment of any of the terms, obligations, covenants or conditions contained in any indenture or other agreement creating, evidencing or securing the Obligations or pursuant to which Grantor is a party or by which the Grantor or its properties may be bound or affected.

2.06 Compliance With Laws. Grantor has, to the best knowledge and belief of Grantor, complied with all applicable Legal Requirements with respect to the conduct of its business and ownership of its properties. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained, and no registrations or declarations are required to be filed in connection with the execution, delivery or performance by Grantor of its obligations under the Loan Instruments.

2.07 Tax Status. Grantor has filed all United States income tax returns and all state and municipal tax returns which are required to be filed, and has paid, or made provision for the payment of, all taxes which have become due pursuant to such returns or pursuant to any assessment received by Grantor, if any, as are being contested in good faith and as to which proper reserves have been set aside on the books of Beneficiary. The United States income tax liability of Grantor has been finally determined by the Internal Revenue Service and satisfied for all taxable years up to and including the taxable year ending 2000.

2.08 Absence of Foreign or Enemy Status; Foreign Corrupt Practices Act. Grantor represents and warrants that it is in compliance with the requirements of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Person Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001) (the "Order") and other similar requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of the Treasury ("OFAC") and in any enabling legislation or other executive orders or regulations in respect thereof (the Order and such other rules regulations, legislation or orders are collectively referred to herein as the "Orders").

      Without limiting the generality of the foregoing, Grantor represents, warrants and covenants that none of Grantor, any constituent or affiliate of Grantor, or to Grantor's knowledge, any of Grantor's brokers or other agents acting or benefiting in any capacity in connection with the Loan (A) is listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to the Order and/or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders, (B) is or will become a "blocked person" described in Section 1 of the Order or (C) knowingly engages or will engage in any dealings or transactions, or is or will be otherwise associated, with any such blocked person.

2.09 Federal Reserve Board Regulations. No part of the proceeds of the Loan will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve Grantor in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 25% of the value of the consolidated assets of Grantor and its subsidiaries, if any, and Grantor does not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

2.10 Investment Company Act and Public Utility Holding Company Act. Neither Grantor, nor any subsidiary of Grantor, if any, is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended, or the Federal Power Act as amended.

2.11 Exempt Status of Transactions Under Securities Act and Representations Relating Thereto. Neither Grantor, nor anyone acting on its behalf, has (a) solicited offers to make all or any part of the Loan, from more than 35 Persons or (b) otherwise approached, negotiated or communicated with more than 35 Persons regarding the making of all or any part of the Loan by such Person(s). Neither Grantor, nor anyone acting on its behalf has taken, or will take, any action that would subject the making of the Loan to the registration requirements of Section 5 of the Securities Act of 1933, as amended.

2.12  ERISA Compliance.

A. Neither Grantor nor any of its Covered Constituent Entities (as hereinafter defined) is or will be an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA") that is subject to Title I of ERISA or a "plan" as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986 ("IRC") that is subject to Section 4975 of the IRC, and neither the assets of Grantor nor the assets of any of its Covered Constituent Entities are or will constitute "plan assets" of one or more such plans for purposes of Title I of ERISA or Section 4975 of the IRC. As used in this Deed of Trust the term "Covered Constituent Entity" shall mean any entity that holds a direct or indirect interest in Grantor apart from any such entity (1) which is a publicly offered security within the meaning of 29 CFR ss.2510.3-101(b)(2), (2) whose interest in Grantor does not constitute part of a significant equity participation by benefit plan investors within the meaning of 29 CFR ss.2510.3-101(f), or (3) whose interest in Grantor is an "operating company," "venture capital operating company" or "real estate operating company" within the meaning of 29 CFR ss.2510.3-101(c), (d) or (e), respectively.

B. Grantor is not and will continue not to be a "governmental plan" within the meaning of Section 3(32) of ERISA and transactions by or with Grantor are not and will not be subject to any Legal Requirements regulating investments of and fiduciary obligations with respect to governmental plans.

C. Grantor will not engage in any transaction which would cause any obligation or any action under the Loan Instruments, including Beneficiary's exercise of the remedies available to Beneficiary pursuant to the Loan Instruments or at law or equity, to be a non-exempt prohibited transaction under ERISA.

D. Grantor represents and warrants that any liability that Grantor (or any of its affiliates) may have in respect of an employee benefit plan as defined in
Section 3(3) of ERISA has been and shall continue to be satisfied in full.

                                  ARTICLE III

                                    DEFAULTS

3.01 Events of Default. The existence of any of the following circumstances shall be deemed an "Event of Default" pursuant to this Deed of Trust, without cure or grace period unless expressly otherwise provided herein:

A. if Grantor fails to pay any portion of the Obligations as and when the same shall become due and payable as provided in the Loan Instruments; or

B. if Grantor fails to perform or observe any other term, provision, covenant or agreement in the Loan Instruments; or

C. if any representation, warranty, certification, financial statement or other information made or furnished at any time pursuant to the terms of the Loan Instruments or otherwise, by or on behalf of Grantor, any Guarantor or any other Person liable for the Obligations, shall prove to be materially false; or

D. if Grantor shall:

(1) apply for, consent to or acquiesce in the appointment of a receiver, trustee or liquidator of Grantor or of all or any part of Grantor's assets or the Secured Property or any interest in any part thereof (the term "acquiesce" includes the failure to file a petition or motion to vacate or discharge any order, judgment or decree providing for such appointment within ten (10) days after the appointment); or

(2) commence a voluntary case or other proceeding in bankruptcy, or admit in writing its inability to pay its debts as they come due; or

(3) make a general assignment for the benefit of creditors; or

(4) file a petition or an answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future bankruptcy code or any other statute or law relating to bankruptcy, insolvency or other relief for debtors; or

(5) file an answer  admitting  the  material  allegations  of, or consent to, or default in answering, a petition filed against it in any bankruptcy, reorganization or insolvency case or proceeding; or E. if a court of competent jurisdiction enters an order for relief against Grantor under any present or future bankruptcy code or any other statute or law relating to bankruptcy, insolvency or other relief for debtors, which order shall continue unstayed and in effect for any period of forty-five (45) consecutive days; or

F. if a court of competent jurisdiction enters an order, judgment or decree adjudicating Grantor insolvent, approving a petition seeking reorganization or arrangement of Grantor or appointing a receiver, custodian, trustee or liquidator of Grantor or of all or any part of Grantor's assets or the Secured Property or any interest in any part thereof, and such order, judgment or decree shall continue unstayed and in effect for any period of forty-five (45) consecutive days; or

G. if Grantor assigns or purports to assign the whole or any part of the Rents arising from the Secured Property or any part thereof without the prior written consent of Beneficiary; or

H. if a Transfer shall occur without the prior written  consent of  Beneficiary;
or

I. if Grantor shall be in default beyond any applicable grace period pursuant to any other deed of trust, mortgage, security instrument or other agreement affecting Grantor or any substantial part of its assets or all or any part of the Secured Property; or

J. if any mechanic's, laborer's or materialman's lien, federal tax lien, broker's lien or other lien not permitted hereunder and affecting the Secured Property or any part thereof is not discharged, by payment, bonding, order of a court of competent jurisdiction or otherwise, within twenty (20) days after Grantor receives notice thereof from the lienor or from Beneficiary; or

K. if any of the events  described in Section  3.01(D),  Section  3.01(E) and/or
Section 3.01(F) shall occur in respect of any Guarantor; or

L. if a default by any Guarantor or other Person (other than Beneficiary) shall occur under any guaranty, indemnity agreement, or other instrument which it has executed in connection with the Loan; or

M. if any Guarantor shall contest, repudiate or purport to revoke any guaranty, indemnity agreement or other instrument which it has executed in connection with the Loan for any reason or if any such guaranty, indemnity or other instrument shall cease to be in full force and effect as to the Guarantor or shall be judicially declared null and void as to the Guarantor, or if any Guarantor shall be liquidated, dissolved or wound-up.

                                   ARTICLE IV

                                    REMEDIES

4.01 Acceleration, Foreclosure, etc. Upon the happening of any Event of Default, Beneficiary may, at its sole option, declare the entire unpaid balance of the Obligations, including, the Make-Whole Amount and any other prepayment charges, if any, due pursuant to any Loan Instrument, immediately due and payable without notice or demand, provided, however, simultaneously with the occurrence of an Event of Default under Section 3.01D, 3.01E or 3.01F,and without the necessity of any notice or other action by the Beneficiary, all Obligations shall automatically become and be due and payable, without notice or demand. In addition, upon the happening of any Event of Default, Beneficiary may, at its sole option, without further delay, undertake any one or more of the following or exercise any other remedies available to it under applicable law or equity:

A. Foreclosure. Institute an action, judicial or otherwise, to foreclose this Deed of Trust, or take such other action as may be allowed at law or in equity, for the enforcement hereof and realization on the Secured Property or any other security which is herein or elsewhere provided for, or proceed thereon through power of sale or to final judgment and execution thereon for the entire unpaid balance of the Obligations, including interest at the rate specified in the Loan Instruments to the date of the Event of Default and thereafter at the Increased Rate, and all other sums secured by this Deed of Trust, including all attorneys' fees and expenses, costs of suit and other collection costs, interest at the Increased Rate on any judgment obtained by Beneficiary from and after the date of any sale of the Secured Property (which may be sold in one parcel or in such parcels, manner or order as Beneficiary shall elect) until actual payment is made of the full amount due Beneficiary pursuant to the Loan Instruments, any law, usage or custom to the contrary notwithstanding.

B. Partial Foreclosure. Beneficiary shall have the right to foreclose the lien hereof to satisfy payment and performance of any part of the Obligations from time to time. If an Event of Default exists as to the payment of any part of the Obligations, as an alternative to the right of foreclosure to satisfy payment of the Obligations after acceleration thereof, to the extent permitted by applicable law, Beneficiary may institute partial foreclosure proceedings ("Partial Foreclosure") with respect to the portion of the Obligations as to which the Event of Default exists, as if under a full foreclosure, and without declaring the entire unpaid balance of the Obligations due. If Beneficiary institutes a Partial Foreclosure, Beneficiary may instruct the Trustee to sell, from time to time, such part or parts of the Secured Property as Beneficiary, in its discretion, deems appropriate, and may make each such sale subject to the continuing lien of this Deed of Trust for the remainder, from time to time, of the Obligations. No Partial Foreclosure, if so made, shall in any manner affect the remainder, from time to time, of the Obligations or the priority of this Deed of Trust. As to such remainder, this Deed of Trust and the lien hereof shall remain in full force and effect as though no foreclosure sale had been made pursuant to the provisions of this Section 4.01B. Notwithstanding the filing of any Partial Foreclosure or the entry of a decree of sale therein, Beneficiary may elect, at any time prior to any Partial Foreclosure, to discontinue such Partial Foreclosure and the acceleration of the Obligations by reason of any Event of Default upon which such Partial Foreclosure was predicated, and to proceed with full foreclosure proceedings. Beneficiary may instruct the Trustee to commence a Partial Foreclosure, from time to time, as to any part of the Obligations without exhausting the right of full foreclosure or Partial Foreclosure for any other part of the Obligations as to which such Partial Foreclosure shall not have occurred.

C. Entry. Beneficiary personally, or by its agents or attorneys, may enter all or any part of the Secured Property, and may exclude Grantor, its agents and servants wholly therefrom without liability for trespass, damages or otherwise. Grantor shall surrender possession of the Secured Property to Beneficiary on demand after the happening of any Event of Default. Thereafter, Beneficiary may use, operate, manage and control the Secured Property and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receivers. Upon each such entry, Beneficiary, at the expense of Grantor from time to time, either by purchase, repairs or construction, may maintain and restore the Secured Property, may complete the construction of the Improvements and in the course of such completion may make such changes in the contemplated or completed Improvements as Beneficiary may deem desirable and may insure the same. At the expense of Grantor, Beneficiary may make, from time to time, all necessary or desirable repairs, renewals and replacements and such alterations, additions, betterments and improvements thereto and thereon as Beneficiary may deem advisable. In each of the circumstances described in this Section 4.01C, Beneficiary shall have the right to manage and operate the Secured Property and to carry on the business thereof and exercise all rights and powers of Grantor with respect thereto, either in the name of Grantor or otherwise as Beneficiary shall deem best.

D. Collection of Rents, etc. Beneficiary may collect and receive all Rents. Beneficiary may deduct, from the monies so collected and received, all expenses of conducting the business of the Secured Property and of all maintenance, repairs, renewals, replacements, alterations, additions, betterments and improvements and amounts necessary to pay for Impositions, insurance, taxes and assessments, liens or other charges upon the Secured Property or any part thereof, as well as reasonable compensation for the services of Beneficiary and for all attorneys, agents, clerks, servants, and other employees engaged and employed by Beneficiary. After such deductions and the establishment of all reasonable reserves, Beneficiary shall apply all such monies to the payment of the unpaid Obligations. Beneficiary shall account only for Rents actually received by Beneficiary.

E. Receivership. Beneficiary may have a receiver appointed to enter into possession of the Secured Property, collect the Rents therefrom and apply the same as the court may approve. Beneficiary may have a receiver appointed, as a matter of right without notice and without the necessity of proving either the inadequacy of the security provided by this Deed of Trust or the insolvency of Grantor or any other Person who may be legally or equitably liable to pay the Obligations. Grantor and each such Person, presently and prospectively, waive such proof and consent to the appointment of such receiver. If Beneficiary or any receiver collects the Rents, the monies so collected shall not be substituted for payment of the Obligations, nor can they be used to cure an Event of Default, without the prior written consent of Beneficiary. Beneficiary shall not be liable to account for Rents not actually received by Beneficiary.

F. Specific Performance. Beneficiary may institute an action for specific performance of any covenant contained herein or in aid of the execution of any power herein granted.

G. Recovery of Sums Required to be Paid. Beneficiary may, from time to time, take action to recover any sum or sums which constitute a part of the Obligations as such sums shall become due, without regard to whether or not the remainder of the Obligations shall be due, and without prejudice to the right of Beneficiary thereafter to bring an action of foreclosure or any other action for each Event of Default existing from time to time.

H. Other Remedies. Beneficiary may take all actions permitted under the Uniform Commercial Code of the State and may take any other action, or pursue any other right or remedy, as Beneficiary may have under applicable law, and Grantor does hereby grant such rights to Beneficiary.

I. Proceeds of Sale. The proceeds from any such sale shall be applied by the Trustee FIRST: To the payment of all expenses of advertising, selling and conveying the Secured Property, including a reasonable commission to the Trustee; SECOND: To the payment of all unpaid Obligations and accrued interest to the date of sale, the order and application of which shall be in Beneficiary's sole discretion; THIRD: The balance, if any, shall be paid to Grantor or such other persons (including the holder or beneficiary of any inferior lien) as may be entitled thereto by law; provided, however, that if Trustee is uncertain which person or persons are so entitled, Trustee may interplead such remainder in any court of competent jurisdiction, and the amount of any attorneys' fees, court costs and expenses incurred in such action shall be a part of the Obligations and shall be reimbursable (without limitation) from such remainder.

J. Tenancy at Will. In the event of a trustee's or other foreclosure sale hereunder, and if at the time of such sale Grantor or any other party (other than a tenant under a Lease as to which the Beneficiary shall have expressly subordinated the lien of this Deed of Trust) occupies the Secured Property so sold or any part thereof, such occupant shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day-to-day, terminable at the will of such purchaser, at a reasonable rental per day based upon the value of the portion of the Secured Property so occupied (but not less than any rental theretofore paid by such tenant, computed on a daily basis). An action of forcible detainer shall lie if any such tenant holds over after a demand in writing for possession of such portion of the Secured Property, and all damages sustained by reason thereof are hereby expressly waived by Grantor.
K. Sale of Personal Property. At the request of the Beneficiary, the Trustee shall sell the Personal property concurrently with and in conjunction with a sale of the Secured Property, in which case the provisions of Sections 4.01A and B shall apply to the Personal Property as well as the Secured Property. Grantor stipulates and agrees that a sale of the Personal Property in conjunction with the Secured Property is a commercially reasonable manner of disposing of the Personal Property. Alternatively, Beneficiary may sell or otherwise dispose of the Personal Property separately and apart from the Secured Property in the time and manner provided by the Code. To the extent that the Code shall require prior notice of sale or other disposition of the Personal Property, five (5) days written notice shall be deemed to be reasonable notice. Beneficiary also may (i) require the Grantor to, and the Grantor hereby agrees that Grantor will at Grantor's expense and upon request of Beneficiary forthwith, assemble all or part of the Personal Property as directed by the Beneficiary and make it available to Beneficiary at a place to be designated by Beneficiary which is reasonably convenient to the parties; and (ii) sell the Personal Property or any part thereof in one or more parcels at public or private sale for cash or credit or for future delivery, and at such price or prices and upon such other terms as Beneficiary may deem commercially reasonable. Beneficiary shall not be obligated to make any sale of the Personal Property regardless of notice of sale having been given. Beneficiary may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

4.02 No Election of Remedies. Beneficiary may, in its discretion, exercise all or any of the rights and remedies provided herein or in the other Loan Instruments, or which may be provided by statute, law, equity or otherwise, in such order and manner and from time to time, as Beneficiary shall elect without impairing Beneficiary's lien, or rights pursuant to any of the Loan Instruments and without affecting the liability of any Person for the Obligations.

4.03 Beneficiary's Right to Release, etc. Beneficiary may, in its discretion, from time to time, release (for such consideration as Beneficiary may require) any part of the Secured Property (A) without notice to, or the consent, approval or agreement of any other party in interest, (B) without, as to the remainder of the Secured Property, in any way impairing or affecting the validity or the lien of this Deed of Trust or any of the other Loan Instruments, or the priority thereof and (C) without releasing Grantor from any liability for any of the Obligations. Beneficiary may accept, by assignment, pledge or otherwise, any other property in place of any part of the Secured Property as Beneficiary may require without being accountable for so doing to any other lienor or other Person. To the extent permitted by law, neither Grantor, nor the holder of any lien or encumbrance affecting the Secured Property or any part thereof shall have the right to require Beneficiary to marshal assets.

4.04 Beneficiary's Right to Remedy Defaults, etc. If Grantor defaults in the performance of any of the covenants or agreements contained in this Deed of Trust or any of its other obligations under the other Loan Instruments, or if any action or proceeding is commenced which affects Beneficiary's interest in the Secured Property or any part thereof, including, but not limited to, eminent domain, code enforcement, or proceedings of any nature whatsoever under any federal or state law, whether now existing or hereafter enacted or amended, relating to bankruptcy, insolvency, arrangement, reorganization or other form of debtor relief, then Beneficiary may, but without obligation to do so and without releasing Grantor from any obligation hereunder, cure such defaults, make such appearances, disburse such sums and/or take such other action as Beneficiary deems necessary or appropriate to protect Beneficiary's interest, including disbursement of attorneys' fees, entry upon the Secured Property to make repairs, payment of Impositions or insurance premiums or otherwise cure the default in question or protect the security of the Secured Property, and payment, purchase, contest or compromise of any encumbrance, charge or lien encumbering the Secured Property. Grantor further agrees to pay all expenses incurred by Beneficiary (including fees and disbursements of counsel) pursuant to this Section 4.04, including those incident to the curing of any default and/or the protection of the rights of Beneficiary hereunder, and enforcement or collection of payment of the Note or any future advances whether by judicial or nonjudicial proceedings, or in connection with any bankruptcy, insolvency, arrangement, reorganization or other debtor relief proceeding of Grantor, or otherwise. Any amounts disbursed by Beneficiary pursuant to this Section 4.04 shall be additional indebtedness of Grantor secured by this Deed of Trust as of the date of disbursement and shall bear interest at the Increased Rate from such date until paid by Grantor in full. All such amounts shall be payable by Grantor immediately without demand. Nothing contained in this Section 4.04 shall be construed to require Beneficiary to incur any expense, make any appearance, or take any other action and any action taken by Beneficiary pursuant to this
Section 4.04 shall be without prejudice to any other rights or remedies available to Beneficiary pursuant to any Loan Instrument or at law or in equity.

4.05 Waivers. Grantor waives and releases (A) all benefits that might accrue to Grantor by virtue of any present or future laws exempting the Secured Property, or any part of the proceeds arising from any sale of the Secured Property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process or extension of time; (B) all benefits that might accrue to Grantor from requiring valuation or appraisal of any part of the Secured Property levied or sold on execution of any judgment recovered for the Obligations; (C) all notices not herein or in any other Loan Instrument specifically required as a result of Grantor's default or of Beneficiary's exercise, or election to exercise, any option pursuant to any of the Loan Instruments; and (D) all rights of redemption to the extent that Grantor may lawfully waive same. At no time will Grantor insist upon, plead or in any manner whatsoever claim or take any benefit or advantage of any stay or extension or moratorium law or any exemption from execution or sale of the Secured Property or any part thereof, whenever enacted, now or at any time hereafter in force, which may affect the covenants or terms of performance of the Loan Instruments. Similarly, Grantor will not claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Secured Property or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision hereof, or pursuant to the decree, judgment or order of any court of competent jurisdiction. After any such sale or sales, to the extent permitted by law, Grantor shall not claim or exercise any right under any law or laws heretofore or hereafter enacted to redeem the property so sold or any part thereof. Grantor waives all benefits or advantages of any such law or laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Beneficiary. Grantor shall suffer and permit the execution of every such power as though no such law or laws had been made or enacted. To the extent permitted by law, the Secured Property may be sold in one parcel, as an entirety, or in such parcels, manner or order as Beneficiary in its discretion may decide. To the extent permitted by law, neither Grantor nor the holder of any lien or encumbrance affecting the Secured Property or any part thereof may require Beneficiary to marshal assets.

4.06 Prepayment. Grantor shall pay the charge provided in the Note for prepayment of the Obligations if for any reason (including the acceleration of the due date of the Obligations by Beneficiary following the occurrence of an Event of Default) any of such Obligations shall be due and payable or paid prior to the stated maturity date thereof, whether or not such payment is made prior to or at any sale held pursuant to or by virtue of this Article IV. Beneficiary has relied on Grantor's creditworthiness and its agreement to repay the Obligations in strict accordance with the terms set forth in the Loan Instruments, and would not make the Loan without the promises by Grantor to make all payments due pursuant to the Loan Instruments and not to prepay all or any part of the principal balance of the Note prior to the final maturity date thereof, except on the terms expressly set forth herein and in the Note. Therefore, any prepayment of the Note, whether occurring as a voluntary prepayment by Grantor or occurring upon an acceleration of the Note by Beneficiary or otherwise, will prejudice Beneficiary's ability to meet its obligations and to earn the return on the funds advanced to Grantor, which Beneficiary intended and expected to earn when it made the Loan, and will also result in other losses and additional expenses to Beneficiary. In consideration of Beneficiary making the Loan at the interest rate and for the term set forth in the Note, Grantor expressly waives all rights it may have under applicable law to prepay, without charge or premium, all or any part of the Note, either voluntarily or upon an acceleration of the Note by Beneficiary, including an acceleration upon the making or suffering by Grantor of any transfer or disposition prohibited by Section 1.11. If a prepayment of all or any part of the principal balance of the Note is made by or on behalf of Grantor, for any reason, whether due to the voluntary acceptance by Beneficiary of a prepayment tendered by Grantor, or the acceleration of the Note by Beneficiary, or in connection with any reinstatement of the Loan Instruments pursuant to any foreclosure proceedings, or any right of redemption exercised by Grantor or any other party having the right to redeem or to prevent any foreclosure of this Deed of Trust, or upon the consummation of any foreclosure sale, or under any other circumstances, Grantor or any other Person making any such prepayment shall be obligated to pay, concurrently therewith, the Make-Whole Amount, as defined and as set forth in the Note, and the payment of the Make-Whole Amount shall be a condition to the making of such prepayment, and the payment of the Make-Whole Amount shall be secured by this Deed of Trust and the other Loan Instruments. Grantor shall pay the Make-Whole Amount without prejudice to the right of Beneficiary to collect any other amounts due pursuant hereto or to declare a default hereunder. Nothing herein shall be construed as permitting any partial prepayment of the Obligations, except with Beneficiary's prior written consent thereto obtained in each instance.

                                   ARTICLE V

                                  MISCELLANEOUS

5.01 Non-Waiver. The failure of Beneficiary to insist upon strict performance of any term of this Deed of Trust or any other Loan Instrument shall not be deemed to be a waiver of any term of this Deed of Trust or any other Loan Instrument. Grantor shall not be relieved of its obligation to pay and perform the Obligations, at the time and in the manner provided in the Loan Instruments, by reason of (A) a failure by Beneficiary to take any action to foreclose this Deed of Trust or otherwise enforce any of the provisions of this Deed of Trust or of any other Loan Instrument (regardless of whether or not Grantor has requested Beneficiary to do so), (B) the release, regardless of consideration, of the whole or any part of the Secured Property or any other security for the Obligations, or (C) any agreement or stipulation between Beneficiary and any subsequent owner or owners of the Secured Property or any other Person extending the time of payment or otherwise modifying or supplementing the terms of this Deed of Trust or any other Loan Instrument, without first having obtained the consent of Grantor. Grantor shall pay and perform the Obligations at the time and in the manner provided in this Deed of Trust and the other Loan Instruments as so extended, modified or supplemented, unless expressly released and discharged by Beneficiary. Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien, encumbrance, right, title or interest in or to the Secured Property, Beneficiary may release any Person at any time liable for the payment or performance of the Obligations, or any part thereof, or any part of the security held for the Obligations, and may extend the time of such payment or performance or otherwise modify the terms of any Loan Instrument, including a modification of the interest rate payable on the principal balance of the Note, without in any manner impairing or affecting any of the Loan Instruments or the lien thereof or the priority of this Deed of Trust, as so extended and modified, as security for the Obligations over any such subordinate lien, encumbrance, right, title or interest. Beneficiary may resort for the payment and performance of the Obligations to any other security held by Beneficiary in such order and manner as Beneficiary, in its discretion, may elect. Beneficiary may take action to require payment and performance of the Obligations, or any part thereof, or to enforce any term of this Deed of Trust, without prejudice to the right of Beneficiary thereafter to foreclose this Deed of Trust. In addition to the rights and remedies stated in this Deed of Trust, Beneficiary may exercise every additional right and remedy now or hereafter afforded by law or in equity. Each right of Beneficiary pursuant to this Deed of Trust shall be separate, distinct and cumulative, and no such right shall be given effect to the exclusion of any other. No act of Beneficiary shall be construed as an election to proceed pursuant to any one provision of this Deed of Trust to the exclusion of any other provision.

5.02 Sole Discretion of Beneficiary. Except where Beneficiary has expressly agreed to act reasonably, whenever pursuant to this Deed of Trust (A) Beneficiary exercises any right to approve or disapprove or to give or withhold its consent, (B) any arrangement or term is to be satisfactory to Beneficiary, or (C) any other decision or determination is to be made by Beneficiary, Beneficiary may give or withhold such approval or consent, determine whether or not such arrangement or term is satisfactory, and make all other decisions or determinations, in Beneficiary's sole and absolute discretion, and Beneficiary's decision shall be final and conclusive.

5.03 Legal Tender. Grantor shall pay all payments of principal, interest or other amounts required or provided for herein in lawful money of the United States of America at the time of payment, at the above described office of Beneficiary or at such other place as Beneficiary may from time to time designate.

5.04 No Merger or Termination. If both the lessor's and Lessee's estates under any Lease or any portion thereof which constitutes a part of the Secured Property shall at any time become vested in one owner, this Deed of Trust and the lien created hereby shall not be destroyed or terminated by the application of the doctrine of merger and in such event, Beneficiary shall continue to have and enjoy all of its rights and privileges as to the separate estates. In addition, the foreclosure of this Deed of Trust shall not destroy or terminate any Lease or sublease then existing and created by Grantor, whether by application of the law of merger or as a matter of law or otherwise, unless Beneficiary or any purchaser at any sale related to such foreclosure shall so elect. No act by or on behalf of Beneficiary or any such purchaser shall constitute a termination of any Lease or sublease, unless Beneficiary or such purchaser shall give written notice thereof to the related Lessee or sublessee.

5.05 Discontinuance of Actions. If Beneficiary shall enforce any right pursuant to this Deed of Trust by foreclosure, sale, entry or otherwise and discontinue or abandon such enforcement for any reason or any such proceedings shall have been determined adversely, then, in each such case, Grantor and Beneficiary shall be restored to their former positions and rights hereunder, and the Secured Property shall remain subject to the lien of this Deed of Trust.

5.06 Headings. The headings of the Sections and other subdivisions of this Deed of Trust are for the convenience of reference only, are not to be considered a part hereof, and shall not limit or otherwise affect any of the terms hereof.

5.07 Notice to Parties. All notices and demands or other communications hereunder shall be in writing, and shall be deemed to have been sufficiently given or served for all purposes when presented personally or sent by generally recognized overnight delivery service, with postage prepaid, addressed to Grantor or Beneficiary, as applicable, at the addresses stated below, or at such other address of which either Grantor or Beneficiary may hereafter notify the other in writing:

            if to Grantor:    CCIP Loft, L.L.C.
                              c/o AIMCO
                              4582 South Ulster Parkway
                              Suite 1100
                              Denver, Colorado 80237
                              Attn:  Dodge McCord

            with a copy to:   Ballard Spahr Andrews & Ingersoll, LLP
                              1225 17th Street, Suite 2300
                              Denver, Colorado 80202
                              Attn:  Beverly J. Quail, Esq.

            if to Beneficiary:      NEW YORK LIFE INSURANCE COMPANY
                              c/o New York Life Investment Management LLC
                                51 Madison Avenue
                              New York, New York 10010-1603
                               Loan No.: 373-0027
                              Attn:  Real Estate Group
                              Director - Loan Administration

            with a copy to:   NEW YORK LIFE INSURANCE COMPANY
                              c/o New York Life Investment Management LLC
                                51 Madison Avenue
                              New York, New York 10010-1603
                               Loan No.: 373-0027
                              Attn:  Office of the General Counsel
                              Managing Director - Real Estate Section

Each notice or demand so given or served  shall be deemed  given and  effective,
(A) if personally delivered, on the day of actual delivery or refusal and (B) if sent by generally recognized overnight delivery service, on the next business day. Notwithstanding the foregoing, service of any notice of default or notice of sale provided or required by law shall, if mailed as required by law, be deemed given and effective on the date of mailing.

5.08  Successors and Assigns  Included In Parties.  Subject to the provisions of
Section 1.11, each reference herein to Grantor or Beneficiary shall mean and include, the heirs, legal representatives, successors and assigns of such Person. All covenants and agreements contained in this Deed of Trust by or on behalf of Grantor shall bind and inure to the benefit of Grantor's heirs, legal representatives, successors and assigns, and all covenants and agreements by or on behalf of Beneficiary shall bind and inure to the benefit of Beneficiary's successors and assigns.

5.09 Changes and Modifications. This Deed of Trust may only be changed or modified by an agreement in writing, signed by both Grantor and Beneficiary. Execution by the Trustee of such change or modification shall not be required.

5.10 Applicable Law. This Deed of Trust shall be construed and enforced according to the law of the State, other than such law with respect to conflicts of laws.

5.11 Invalid Provisions to Affect No Others. The unenforceability or invalidity of any provision or provisions of this Deed of Trust as to any Persons or circumstances shall not render that provision or those provisions unenforceable or invalid as to any other Persons or circumstances, and all provisions hereof, in all other respects, shall remain valid and enforceable.

5.12 Usury Savings Clause. Grantor and Beneficiary intend to conform strictly to the usury laws now or hereafter in force in the State and all interest payable pursuant to the Note, this Deed of Trust or any other Loan Instrument, unless exempt from such laws, shall be subject to reduction to the amount equal to the maximum non-usurious amount allowed pursuant to such usury laws as now or hereafter construed by the courts having jurisdiction over such matters. The aggregate of all interest (whether designated as interest, service charges, points or otherwise) contracted for, chargeable or receivable pursuant to the Note, this Deed of Trust or any other Loan Instrument shall under no circumstances exceed the maximum legal interest rate which Beneficiary may charge under applicable law from time to time. Any interest in excess of the maximum amount permitted by law shall be deemed a mistake and shall be canceled automatically and, if theretofore paid, Beneficiary shall, at its option, either rebate such interest to Grantor or credit such interest to the principal amount of the Obligations, or if all such principal has been repaid, Beneficiary shall rebate such excess to Grantor.

5.13 No Statute of Limitations. To the full extent permitted by law, Grantor hereby waives the pleading of any statute of limitations as a defense to any or all of the Obligations.

5.14 Late Charges. If Grantor fails to pay, when due, without regard to any grace period, any installment of interest or principal, any payment due pursuant to Section 1.04 or any deposit or reserve due pursuant to this Deed of Trust or any other Loan Instrument, Grantor shall pay to Beneficiary (unless waived by Beneficiary) the Late Charge as defined and described in the Note. Each such Late Charge, if not previously paid, shall, at the option of Beneficiary, be added to and become part of the succeeding monthly payment to be made pursuant to the Note, and shall be secured by this Deed of Trust.

5.15 Waiver of Jury Trial. Grantor waives any right to trial by jury with respect to any action or proceeding (a) brought by Grantor, Beneficiary or any other Person relating to (i) the Obligations or any understandings or prior dealings between Grantor and Beneficiary or (ii) the Loan Instruments, or (b) to which Beneficiary is a party.

5.16 Continuing Effectiveness. This Deed of Trust shall secure all advances made pursuant to the Loan Instruments, all rearrangements, modifications, replacements and renewals of the Obligations and all extensions as to the time of payment thereof, whether or not such advances, rearrangements, modifications, replacements, renewals or extensions are evidenced by new promissory notes or other instruments hereafter executed and irrespective of whether filed or recorded. The execution of this Deed of Trust shall not impair or affect any other security which may be given to secure the payment of the Obligations, and all such additional security shall be considered as cumulative. The taking of additional security, execution from time to time of partial releases as to the Secured Property or any extension of time of payment of the Obligations shall not diminish the force, effect or lien of this Deed of Trust, and shall not affect or impair the liability of any maker, surety or endorser for the payment of the Obligations.

5.17 Time of Essence. Time is of the essence as to Grantor's performance of each provision of this Deed of Trust, the Note and the other Loan Instruments. Grantor agrees that where, by the terms of this Deed of Trust, the Note or any other Loan Instrument, a day is named or a time is fixed for the payment of any sum of money or the performance of any obligation by Grantor, the day and/or time stated enters into the consideration and is of the essence of the whole contract.

5.18 Non-Recourse. If an Event of Default has occurred (and regardless of whether or not it has been cured), Beneficiary shall have all rights provided in the Note, this Deed of Trust or any other Loan Instrument or at law or in equity, and shall have full recourse to the Secured Property and to any other collateral given by Grantor to secure any or all of the Obligations, provided that any judgment obtained by Beneficiary in any proceeding to enforce such rights shall be enforced only against the Secured Property and such other collateral. Notwithstanding the foregoing, Beneficiary shall not in any way be prohibited from naming Grantor or any of its successors or assigns or any Person holding under or through them as parties to any actions, suits or other proceedings initiated by Beneficiary to enforce such rights or to foreclose the lien of this Deed of Trust or to otherwise realize upon any other lien or security interest created in any other collateral given to secure the payment of the Obligations. The foregoing restriction shall not apply to, and Grantor shall be personally liable for, any and all losses, claims, damages, costs, expenses and/or liabilities, including, without limitation, attorneys' fees and expenses, incurred by Beneficiary (a) as a result of any material misstatement of fact (i) by Grantor or any Person constituting Grantor, made to induce Beneficiary to advance the principal amount evidenced by the Note or (ii) contained in any Loan Instrument, (b) as a result of fraud committed by Grantor or any Person constituting Grantor, (c) as a result of the collection or application of any insurance proceeds, condemnation awards, trust funds or Rents in a manner which is not in accordance with the provisions of the Loan Instruments, (d) as a result of the breach of any representation or warranty contained in the Sections of this Deed of Trust pertaining to environmental matters, including without limitation, Sections 1.05E(4), 2.03(C) and 2.03(D), or any default with respect to any covenant contained in the Sections of this Deed of Trust pertaining to environmental matters, including without limitation, Section 1.05(E), (e) as a result of any default with respect to Grantor's covenant to pay Impositions pursuant to Section 1.02 hereof or insurance premiums pursuant to Section 1.03 hereof, (f) arising from, in respect of, as a consequence of, or in connection with: (i) the existence of any circumstance or the occurrence of any action described in Section 1.05E(1) hereof, (ii) claims asserted by any Person (including, without limitation, any Governmental Agency) in connection with, or in any way arising out of, the presence, storage, use, disposal, generation, transportation or treatment of any Hazardous Material on, in, under or about the Secured Property, (iii) the violation or claimed violation of any law relating to any Hazardous Material or any other Environmental Requirement in regard to the Secured Property, regardless of whether or not such violation or claimed violation occurred prior to or after the date of this Deed of Trust or whether or not such violation or claimed violation occurred prior to or after the time that Grantor became the owner of the Secured Property, or (iv) the preparation of any environmental audit as to the Secured Property, whether conducted or authorized by Grantor, Beneficiary or any other Person or the implementation of any environmental audit's recommendations, or (g) as a result of any intentional, bad faith waste of the Secured Property committed by Grantor or its agents (such damages to include, without limitation, all repair costs incurred by Grantor), but excluding normal wear and tear. In addition, and notwithstanding the restriction on enforcement contained in the first sentence of this Section 5.18, Grantor also shall be personally liable for and Beneficiary may seek judgment against Grantor for (w) all outstanding principal, interest and other Obligations, including without limitation, the Make-Whole Amount, (i) if there shall be a violation of Section 1.11 hereof (as modified by any side letter agreement), and/or (ii) in the event that any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by, consented to or acquiesced in by Grantor or any Guarantor and/or if any proceeding for the dissolution, liquidation or receivership of Grantor or any Guarantor shall be instituted by Grantor or any Guarantor and/or (iii) if the Secured Property is damaged or destroyed in whole or in part due to an act of terrorism and Grantor does not have the required Terrorism Insurance and otherwise does not have the funds to repair and restore the Secured Property or Grantor does not deposit such funds with Beneficiary to be disbursed to repair and restore the Secured Property in accordance with the terms and conditions of this Deed of Trust and/or (x) in the event of a loss which is or would be covered by the required Terrorism Insurance, an amount equal to the deductible on such Terrorism Insurance, which amount shall either be applied by Beneficiary to the debt secured by this Deed of Trust or disbursed by Beneficiary for the repair and restoration of the Secured Property, all in accordance with the terms of the Loan Instruments. The restriction on enforcement contained in the first sentence of this Section 5.18 shall not apply to the Environmental Indemnity Agreement and/or to the Guaranty. It is expressly understood and agreed, however, that nothing contained in this
Section 5.18 shall (y) in any manner or way constitute or be deemed to be a release of the Obligations or otherwise affect or impair the enforceability of the liens, assignments, rights and security interests created by this Deed of Trust or any of the other Loan Instruments or any future advance or any related agreements or (z) preclude Beneficiary from foreclosing this Deed of Trust or from exercising its other remedies set forth in this Deed of Trust or the Assignment, or from enforcing any of its rights and remedies in law or in equity (including, without limitation, injunctive and declaratory relief, restraining orders and receivership proceedings), except as provided in this Section 5.18. All losses, claims, damages, costs, expenses, liabilities, obligations and/or other amounts of any kind or nature, including, attorneys' fees and expenses, as to which this Section 5.18 provides that Grantor is personally liable shall be referred to herein as the "Non-Recourse Exceptions".

5.19 Non-Business Days. If any payment required hereunder or under any other Loan Instrument becomes due on a Saturday, Sunday, or legal holiday in the state in which the Premises are located, then such payment shall be due and payable on the immediately succeeding business day.

5.20 Substitution of Trustee. At the option of Beneficiary at any time and without cause or notice, a successor or substitute Trustee may be named, constituted and appointed. Successor or substitute trustees may be named, constituted, and appointed without procuring the resignation of the former Trustee and without other formality than the execution by Beneficiary of a written instrument recorded in the Register's Office of Wake County, North Carolina, appointing and designating such successor or substitute Trustee, whereupon such successor or substitute Trustee shall become vested with and succeed to all of the rights, titles, privileges, powers and duties of the Trustee named herein. Such right of appointment of a substitute or successor Trustee shall exist as often and whenever from any of said causes the original or successor or substitute Trustee cannot or will not act or has been removed as herein provided.

5.21 No Liability of Trustee. Trustee shall not be liable for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever (including Trustee's negligence), except for Trustee's gross negligence or willful misconduct. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by the Trustee hereunder, believed by the Trustee in good faith to be genuine. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by the Trustee hereunder. Grantor hereby ratifies and confirms any and all acts which the herein named Trustee or the Trustee's successor or successors, substitute or substitutes, in this trust, shall do lawfully by virtue hereof. Grantor will, immediately and without demand, reimburse Trustee for, and save the Trustee harmless against, any and all liability and expenses which may be incurred by the Trustee in the performance of the Trustee's duties. The foregoing indemnity shall not terminate upon discharge of the Obligations nor the foreclosure, release or other termination of this Deed of Trust.

5.22 Employment of Agents. The Trustee shall have, in the Trustee's discretion, authority to employ all proper agents and attorneys in the execution of this trust and/or in the conducting of any sale made pursuant to the terms hereof, and to pay for such services rendered out of the proceeds of the sale of the Secured Property, should any be realized; and if no sale be made or if the proceeds of sale be insufficient to pay the same, then Grantor hereby undertakes and agrees to pay the cost of such services rendered to said Trustee.

5.23 Release of Deed of Trust. If all of the Obligations have been paid in full and all of the covenants, warranties, undertakings and agreements made in this Deed of Trust are kept and performed, all rights under this Deed of Trust shall terminate (except to the extent expressly provided herein with respect to indemnifications, representations and warranties and other rights which are to continue following the release hereof), and the Secured Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, and such liens and security interests shall be released by Beneficiary in due form at Grantor's cost.

5.24 Acknowledgement of Receipt. Grantor has acknowledged receipt of a true copy of this Deed of Trust without charge.

                                   ARTICLE VI

                  SPECIAL STATE OF NORTH CAROLINA PROVISIONS

6.01 Principles of Construction. In the event of any inconsistencies between the terms and conditions of this Article VI and the terms and conditions of this Deed of Trust, the terms and conditions of this Article VI shall control and be binding.

6.02 Power of Sale. Notwithstanding anything in this Deed of Trust to the contrary, no sale of any portion of the Secured Property under the power of sale contained in this Deed of Trust shall occur until Lender and Trustee shall have complied with the provisions of Chapter 45 of the North Carolina General
Statutes relating to the power of sale foreclosures, including, without limitation, the requirement for notice and a hearing.

      6.03 Maturity Date. The maturity date hereof shall be defined and determined in accordance with the Note, but in no event shall be later than September 10, 2012.

      6.04 Reasonable Attorneys Fees. Notwithstanding anything herein or in any other Loan Document to the contrary, whenever the term "reasonable attorneys' fees" is used it shall mean reasonable attorney fees actually incurred (based on the actual number of hours worked by outside legal counsel and paralegals multiplied by the usual and customary hourly rate then in effect) and actual out-of-pocket legal expenses, notwithstanding any statutory presumption set forth in NCGS ss.6.21.2 or otherwise to the contrary.

      6.05 Trustee Commission. The Trustee shall be entitled to a reasonable Trustee's fee, based on the actual number of hours worked by Trustee at its customary hourly rate not to exceed 4% of the Loan amount.

                           [signature page to follow]

     [signature page to Deed of Trust, Assignment of Leases and Rents and
                              Security Agreement]


      IN WITNESS WHEREOF, Grantor has executed this Deed of Trust as of the date first above written.


GRANTOR:

CCIP LOFT, L.L.C., a
Delaware limited liability company

By:  Consolidated Capital Institutional Properties,
        a California limited partnership, its sole member

      By: ConCap Equities, Inc.,
      a Delaware corporation, its general partner


      By:      /s/Patti K. Fielding
      Name:    Patti K. Fielding
      Title:   Executive Vice President and Treasurer

STATE OF Colorado

COUNTY OF Denver


I, Gail D. Coalson, a Notary Public of the County and State aforesaid, certify that Patti K. Fielding, personally came before me this day and acknowledged that
(s)he is Executive Vice President and Treasurer of ConCap Equities, Inc., a Delaware corporation, the General Partner of Consolidated Capital Institutional Properties, a California limited partnership, Sole Member of CCIP LOFT, L.L.C., a Delaware limited liability company, and that (s)he, as Executive Vice President and Treasurer being authorized to do so, executed the foregoing on behalf of the company.

      WITNESS my hand and official stamp or seal, this the 31st day of August, 2005.



[SEAL]                                    /s/Gail D. Coalson
                                          Notary Public


My Commission expires: 02/17/2008

                                   SCHEDULE A

                                    THE LAND

                                                                   Exhibit 10.39


                                 PROMISSORY NOTE

$4,600,000.00                                           Raleigh, North
                                                        Carolina
                                                        August 31, 2005


      FOR VALUE RECEIVED, CCIP LOFT, L.L.C. ("Maker"), a Delaware limited liability company, having an office c/o AIMCO, 4582 South Ulster Parkway, Suite 1100, Denver, Colorado 80237, promises to pay to NEW YORK LIFE INSURANCE COMPANY ("Holder"), a New York mutual insurance company, having its principal office at 51 Madison Avenue, New York, New York 10010-1603, or order, without offset, at its principal office in New York, New York, or at such other place as may be designated in writing by Holder, the principal sum of Four Million Six Hundred Thousand and 00/100 Dollars ($4,600,000.00), lawful money of the United States of America, together with interest thereon at the rate ("Interest Rate") of five and four one hundredths of one percent (5.04%) per annum, payable in monthly payments ("Payments") of principal and interest in the amount of Twenty Four Thousand Eight Hundred Seven and 00/100 Dollars ($24,807.00) commencing on the tenth (10th) day of October, 2005 and payable on the tenth (10th) day of each and every month thereafter until and including September 10, 2012 (the "Maturity Date"). In addition, on the Maturity Date, Maker shall pay to Holder the entire unpaid principal balance of this Note, together with all interest then accrued thereon pursuant to this Note and all other Obligations (as hereinafter defined) then unpaid pursuant to the Loan Instruments (as hereinafter defined). Holder shall apply each Payment, when received, first to the Obligations, other than principal and interest, which are then due and payable, but only if so elected by Holder in its sole and absolute discretion, and then to the payment of accrued interest on the outstanding principal balance hereof and the remainder to the reduction of such principal balance. Interest from the date hereof through and including September 9, 2005, is due and payable on the date of this Note and shall be computed on the basis of the actual number of days in such period over a 360 day year.

      This Note is secured by, among other things, (a) a Deed of Trust, Assignment of Leases and Rents and Security Agreement ("Deed of Trust"), dated as of the date hereof, granted by Maker to Holder and encumbering premises and other property ("Secured Property") more particularly described in the Deed of Trust and (b) an Assignment of Leases, Rents, Income and Cash Collateral, dated as of the date hereof, from Maker to Holder. Obligations, Loan Instruments and all other capitalized terms used in this Note and not expressly defined herein shall have the meanings assigned to such terms in the Deed of Trust. The terms and provisions of the Loan Instruments, other than this Note, are hereby fully incorporated into this Note by reference.

      From and after the earlier to occur of an Event of Default or the Maturity Date, the aggregate amount of the Obligations shall automatically bear interest at an annual rate ("Increased Rate") equal to the Interest Rate plus five (5) percentage points, unless compliance with applicable law requires a lesser interest rate, in which event the aggregate amount of the Obligations shall bear interest at the maximum rate permitted by law.

      Any default in the making of any Payment or in the making of any payment due pursuant to Section 1.04 of the Deed of Trust or in the making of any other deposit or reserve due pursuant to any Loan Instrument on the date the same is due will result in loss and additional expense to Holder in servicing the Obligations, handling such delinquent payments and meeting its other financial obligations. Accordingly, upon the occurrence of any such default, Maker shall pay, without regard to any grace periods, a late charge ("Late Charge") of four percent (4%) of each such overdue Payment. Maker agrees that (a) the exact amount of such loss and additional expense is extremely difficult, if not impossible to determine, (b) the Late Charge is a reasonable estimate of such loss and expense and therefore does not constitute a penalty and (c) in addition to, and not in lieu of, the exercise of any other remedies to which Holder may be entitled, Holder may collect from Maker all Late Charges for the purpose of defraying such loss and expense, unless applicable law requires a lesser such charge, in which event Holder may collect from Maker a Late Charge at the maximum rate permitted by applicable law.

      Maker may not prepay the Obligations prior to October 10, 2007 ("Closed Period"). On or after October 10, 2007, or on the tenth (10th) day of any month thereafter, Maker may prepay the outstanding principal balance of this Note (in whole but not in part), together with accrued interest thereon to the date of prepayment and any other outstanding Obligations, provided that Maker gives Holder not less than sixty (60) and not more than ninety (90) days prior written notice of Maker's intention to make such prepayment, and provided further that, in addition to paying the entire outstanding principal balance of this Note, all accrued interest thereon and any other outstanding Obligations, Maker pays to Holder the Make-Whole Amount. Any prepayment notice given by Maker shall be deemed null and void if the prepayment covered by such notice is not made by the date of such prepayment specified in such notice.

      "Make-Whole Amount" with respect to any prepayment that occurs after the Closed Period means an amount equal to the greater of (a) one percent (1%) of the then entire outstanding principal balance of this Note or (b) the present value as of the date of prepayment of the remaining scheduled payments of principal and interest (including any balloon payment), determined by discounting such payments at the Monthly Equivalent Treasury Security Rate (as hereinafter defined), less the amount of principal being prepaid, provided such difference shall not be less than zero. "Monthly Equivalent Treasury Security Rate" means the rate which, when compounded monthly, results in a yield that is equivalent to the yield on the Equivalent U.S. Treasury Security plus twenty-five (25) basis points, which is compounded semi-annually. "Equivalent U.S. Treasury Security" means the U.S. treasury bill, note or bond, having a maturity date closest in maturity to the Maturity Date, as reported in The Wall Street Journal (or, if The Wall Street Journal is no longer published, another daily financial publication of national circulation selected by Holder) on the third (3rd) business day preceding the date of prepayment. Maker waives any right of prepayment except as expressly provided herein and as may be provided in the other Loan Instruments. Notwithstanding anything herein to the contrary, if Maker prepays all Obligations not more than ninety (90) days prior to the Maturity Date and after not less than fifteen (15) days prior written notice to Holder, Maker shall not be required to pay the Make-Whole Amount.

      If the outstanding principal balance of this Note or any portion thereof shall become due and payable or shall be paid as a result of (a) an Event of Default (which Event of Default shall be conclusively deemed to be a willful default made for the purpose of avoiding payment of the Make-Whole Amount), (b) the exercise by Maker or any other person of any right of redemption or the taking by Maker or any other person of any other action to prevent a foreclosure of the Secured Property, or (c) a casualty or condemnation with respect to the Secured Property, then Maker shall pay to Holder the Make-Whole Amount computed, to the extent not prohibited by applicable law, as if Maker had elected to prepay this Note, as provided in the preceding paragraph, on the date of such Event of Default, exercise, action, casualty or condemnation, as applicable. If such Event of Default, exercise, action, casualty or condemnation occurs during the Closed Period, then, to the extent not prohibited by applicable law, the Make-Whole Amount shall be equal to the greater of (a) ten percent (10%) of the principal balance of this Note then unpaid or (b) the Make-Whole Amount, as calculated in the manner set forth in the immediately preceding paragraph.

      Notwithstanding the foregoing, in the event of a casualty or condemnation with respect to the Secured Property, if Holder is not willing to permit the insurance proceeds or condemnation award, as applicable, to be used for the restoration of the Secured Property and the Loan is prepaid as a result of the casualty or condemnation, then no Make-Whole Amount shall be due with respect to the application of the insurance proceeds or condemnation award to the Obligations; however, in the event the insurance proceeds or condemnation award are 50% or more than the then outstanding Loan balance and Maker elects to repay the Loan balance remaining after such application of the insurance proceeds or condemnation award, then no Make-Whole Amount shall be due with respect to such prepayment by Maker.

      From and after the existence of an Event of Default, Holder, at its option, may declare all Obligations to be immediately due and payable, then or thereafter, as Holder may elect, regardless of the stated Maturity Date of this Note.

      If Holder collects all or any part of the Obligations by an action, at law or in equity, or in any bankruptcy, receivership or other court proceeding (whether at the trial or appellate level), or if this Note is placed in the hands of attorney(s) for collection, Maker shall pay, in addition to the principal and interest due or deemed to be due, whether by acceleration or otherwise, and in addition to the Make-Whole Amount (a) all costs, including, without limitation, attorneys' fees and expenses, of collecting or attempting to collect all amounts due pursuant to this Note and all other Obligations, of enforcing or attempting to enforce Holder's rights and remedies pursuant to the Loan Instruments and of protecting the collateral securing this Note, (b) all Late Charges due pursuant to this Note and (c) interest, at the Increased Rate, computed on the amount of the Obligations.

      The failure by Holder to exercise any right, power, privilege, remedy or option as to maturity, foreclosure or otherwise, provided in any Loan Instrument or otherwise available at law or in equity (each a "Remedy" and collectively, "Remedies") before or after any Event of Default, in any one or more instances, or the acceptance by Holder of any partial payment or partial performance, shall not constitute a waiver of any default or any Remedy, each of which shall remain continuously in force, until waived in writing by Holder. Holder, at its option, may rescind, in writing, any acceleration of this Note, but the tender and acceptance of partial payment or partial performance alone shall not rescind or in any other way affect any acceleration of this Note or the exercise by Holder of any of its Remedies.

       Maker and Holder intend to comply strictly with all usury laws now or hereafter in force in the jurisdiction ("State") in which the Secured Property is located, and all interest payable pursuant to this Note or any other Loan Instrument shall be reduced to the maximum amount which is not in excess of the maximum non-usurious rate of interest applicable to this Note or any other Loan Instrument ("Legal Rate") allowed under the usury laws of the State, as now or hereafter construed by the courts having jurisdiction over such matters. If the aggregate of all interest (whether designated as interest, Late Charges, Make-Whole Amount or otherwise) contracted for, chargeable or receivable pursuant to this Note or any other Loan Instrument, whether upon regular payment or acceleration or otherwise, exceeds the Legal Rate, it shall conclusively be deemed a mutual mistake. Such excess shall be canceled automatically, and, if theretofore paid, shall, at the option of Holder, either be rebated to Maker or credited in reduction of the outstanding principal balance of this Note, or, if this Note has been repaid, such excess shall be rebated to Maker. In the event of a conflict between the provision of this paragraph and the provisions of any other portion of this Note or any other Loan Instrument, the provisions of this paragraph shall control.

      Maker waives all requirements for presentment, protest, notice of protest, notice of dishonor, demand for payment and diligence in collection of this Note or the Loan Instruments, and any and all other notices and matters of a like nature, except for those expressly required by the Deed of Trust. Without notice to Maker and without discharging Maker's liability hereunder, Maker consents to any extension of time (whether one or more) of payment of this Note, release of all or any part of the security for the payment of this Note or release of any Person liable for payment of this Note.

      This Note may be changed only by an agreement, in writing, signed by Maker and Holder. Maker waives and renounces all homestead exemption rights as to the Obligations or any renewal or extension thereof. No failure or delay on the part of Holder in exercising any Remedy pursuant to this Note or any Loan Instrument, and no course of dealing between Maker and Holder, shall operate as a waiver of any Remedy, nor shall any single or partial exercise of any Remedy preclude any other or further exercise thereof or the exercise of any other Remedy. All Remedies expressly provided for in the Loan Instruments are cumulative, and are not exclusive of any rights, powers, privileges or remedies which Holder would otherwise have at law or equity. No notice to or demand on Maker in any case shall entitle Maker to any other or further notice or demand in similar or other circumstances, nor shall any such notice or demand constitute a waiver of the right of Holder to take any other or further action in any circumstances without notice or demand.

      The obligations of each Person and entity comprising Maker shall be joint and several. The unenforceability or invalidity of any provision of this Note as to any Person or circumstance shall not render that provision unenforceable or invalid as to any other Person or circumstance, and all provisions hereof, in all other respects, shall remain valid and enforceable.

      If an Event of Default has occurred (and regardless of whether or not it has been cured), Holder may exercise any and all Remedies, and shall have full recourse to the Secured Property and to any other collateral given by Maker to secure any or all of the Obligations, provided that any judgment obtained by Holder in any proceeding to enforce the Remedies shall be enforced only against the Secured Property and/or such other collateral. Notwithstanding the foregoing, Holder may name Maker or any of its successors or assigns or any Person holding under or through them as parties to any actions, suits or other proceedings initiated by Holder to enforce any Remedies against the Secured Property and/or such other collateral, including without, limitation, any action, suit or proceeding to foreclose the lien of the Deed of Trust against the Secured Property or to otherwise realize upon any other lien or security interest created in any other collateral given to secure the payment of any or all of the Obligations. The restriction on enforcement contained in the first sentence of this paragraph shall not apply to, and Maker shall be personally liable for, any and all losses, claims, damages, costs, expenses and/or liabilities, including, without limitation, attorneys' fees and expenses, incurred by Holder (a) as a result of any material misstatement of fact (i) by Maker or any Person constituting Maker, made to induce Holder to advance the principal amount evidenced hereby or (ii) contained in any Loan Instrument, (b) as a result of fraud committed by Maker or any Person constituting Maker, (c) as a result of the collection or application of any insurance proceeds, condemnation awards, trust funds or Rents in a manner which is not in accordance with the provisions of the Loan Instruments, (d) as a result of the breach of any representation or warranty contained in the Sections of the Deed of Trust pertaining to environmental matters, including without limitation, Sections
1.05E(4), 2.03(C) and 2.03(D), or any default with respect to any covenant contained in the Sections of the Deed of Trust pertaining to environmental matters, including without limitation, Section 1.05(E), (e) as a result of any default with respect to Maker's covenant to pay Impositions or insurance premiums pursuant to the Deed of Trust, (f) arising from, in respect of, as a consequence of, or in connection with: (i) the existence of any circumstance or the occurrence of any action described in Section 1.05E(1) of the Deed of Trust,
(ii) claims asserted by any Person (including, without limitation, any Governmental Agency) in connection with, or in any way arising out of, the presence, storage, use, disposal, generation, transportation or treatment of any Hazardous Material on, in, under or about the Secured Property, (iii) the violation or claimed violation of any law relating to any Hazardous Material or any other Environmental Requirement in regard to the Secured Property, regardless of whether or not such violation or claimed violation occurred prior to or after the date of this Note or whether or not such violation or claimed violation occurred prior to or after the time that Maker became the owner of the Secured Property, or (iv) the preparation of any environmental audit as to the Secured Property, whether conducted or authorized by Maker, Holder or any other Person or the implementation of any environmental audit's recommendations, or
(g) as a result of any intentional, bad faith waste of the Secured Property committed by Maker or its agents (such damages to include, without limitation, all repair costs incurred by Maker), but excluding normal wear and tear. In addition, and notwithstanding the restriction on enforcement contained in the first sentence of this paragraph, Maker also shall be personally liable for and Holder may seek judgment against Maker for (w) all outstanding principal, interest and other Obligations, including without limitation, the Make-Whole Amount, (i) if there shall be a violation of Section 1.11 of the Deed of Trust (as modified by any side letter agreement), and/or (ii) in the event that any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by, consented to or acquiesced in by Maker or any Guarantor and/or if any proceeding for the dissolution, liquidation or receivership of Maker or any Guarantor shall be instituted by Maker or any Guarantor and/or (iii) if the Secured Property is damaged or destroyed in whole or in part due to an act of terrorism and Maker does not have the required Terrorism Insurance and otherwise does not have the funds to repair and restore the Secured Property or Maker does not deposit such funds with Holder to be disbursed to repair and restore the Secured Property in accordance with the terms and conditions of the Deed of Trust and (x) in the event of a loss which is or would be covered by the required Terrorism Insurance, an amount equal to the deductible on such Terrorism Insurance, which amount shall either be applied by Holder to the debt secured by the Deed of Trust or disbursed by Holder for the repair and restoration of the Secured Property, all in accordance with the terms of the Loan Instruments. The restriction on enforcement contained in the first sentence of this paragraph shall not apply to the Environmental Indemnity Agreement of even date herewith executed by Maker and the other indemnitors, if any, in favor of Holder and/or to the Guaranty of even date herewith executed by Guarantor for the benefit of Holder. It is expressly understood and agreed, however, that nothing contained in this paragraph shall (1) in any manner or way constitute or be deemed to be a release of the Obligations or otherwise affect or impair the enforceability of the liens, assignments, rights and security interests created by the Deed of Trust or any of the other Loan Instruments or any future advance or any related agreements or (2) preclude Holder from foreclosing the Deed of Trust or from exercising its other remedies set forth in the Deed of Trust or the Assignment, or from enforcing any of its rights and remedies in law or in equity (including, without limitation, injunctive and declaratory relief, restraining orders and receivership proceedings), except as provided in this paragraph.

      If any payment required hereunder or under any other Loan Instrument becomes due on a Saturday, Sunday, or legal holiday in the state in which the Premises are located, then such payment shall be due and payable on the immediately succeeding business day.

      "Maker" and "Holder" shall be deemed to include the respective heirs, administrators, legal representatives, successors and assigns of Maker and Holder.

      Time is of the essence with respect to each and every provision hereof.

      This Note shall be governed by, and construed and enforced in accordance with the laws of the State, other than such laws with respect to conflicts of laws.

      In the event of any inconsistencies between the terms of this Note and the terms of any other Loan Instruments, the terms of this Note shall prevail.

      This Note may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same document.

                             [signature page to follow]

                       [signature page to Promissory Note]

      IN WITNESS WHEREOF, maker has executed this Note as of the date first above written.

      MAKER:

      CCIP LOFT, L.L.C., a Delaware limited liability company

      By:   Consolidated Capital Institutional Properties,
            a California limited partnership, its sole member

            By:   ConCap Equities, Inc., a Delaware corporation,
                  its general partner


                        By: /s/Patti K. Fielding
                        Name: Patti K. Fielding
                        Title: Executive Vice President and Treasurer

STATE OF Colorado

COUNTY OF Denver

I, Gail D. Coalson, a Notary Public of the County and State aforesaid, certify that Patti K. Fielding, personally came before me this day and acknowledged that
(s)he is Executive Vice President and Treasurer of ConCap Equities, Inc., a Delaware corporation, the General Partner of Consolidated Capital Institutional Properties, a California limited partnership, Sole Member of CCIP LOFT, L.L.C., a Delaware limited liability company, and that (s)he, as Executive Vice President being authorized to do so, executed the foregoing on behalf of the company.

      WITNESS my hand and official stamp or seal, this the 31st day of August, 2005.



[SEAL]                                    /s/Gail D. Coalson
                                          Notary Public


My Commission expires: 02/17/2008

                                                                   Exhibit 10.40


                             AIMCO PROPERTIES, L.P.
                                   (Guarantor)




                                   in favor of




                         NEW YORK LIFE INSURANCE COMPANY
                                    (Lender)




                                    GUARANTY




                          Dated: As of August 31, 2005

                                    GUARANTY

            THIS GUARANTY ("Guaranty") is executed as of August 31, 2005 by AIMCO PROPERTIES, L.P., a Delaware limited partnership, having an address c/o AIMCO, 4582 South Ulster Parkway, Suite 1100, Denver, Colorado 80237 ("Guarantor" or "AIMCO") for the benefit of NEW YORK LIFE INSURANCE COMPANY, a New York mutual insurance company having an address at 51 Madison Avenue, New York, New York 10010 ("Lender").

                             W I T N E S S E T H:

            WHEREAS, pursuant to that certain Promissory Note, dated of even date herewith, executed by CCIP LOFT, L.L.C., a Delaware limited liability company ("Borrower") and payable to the order of Lender in the original principal amount of $4,600,000.00 (together with all renewals, modifications, increases and extensions thereof, the "Note"), Borrower has become indebted, and may from time to time be further indebted, to Lender with respect to a loan ("Loan") which is secured by the lien and security interest of a Deed of Trust, Assignment of Leases and Rents and Security Agreement, of even date herewith (the "Deed of Trust"), and further evidenced, secured or governed by other instruments and documents executed in connection with the Loan (together with the Note and Deed of Trust, the "Loan Instruments"); and

            WHEREAS, Lender is not willing to make the Loan, or otherwise extend credit, to Borrower unless Guarantor unconditionally guarantees payment and performance to Lender of the Guaranteed Obligations (as herein defined); and

            WHEREAS, Guarantor is the owner of an indirect interest in Borrower, and Guarantor will benefit from Lender's making the Loan to Borrower.

            NOW, THEREFORE, as an inducement to Lender to make the Loan to Borrower, and to extend such additional credit as Lender may from time to time agree to extend under the Loan Instruments, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

                                    ARTICLE I

                          NATURE AND SCOPE OF GUARANTY

            1.1 Guaranty of Obligation. Guarantor hereby irrevocably and unconditionally guarantees to Lender and its successors and assigns the payment and performance of the Guaranteed Obligations as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise. Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Obligations as a primary obligor and that it shall fully perform each and every term and provision hereof.

            1.2 Definition of Guaranteed Obligations. As used herein, the term "Guaranteed Obligations" means all of Borrower's present and future obligations under the Note and Deed of Trust arising from, under or out of the Non-Recourse Exceptions (as defined in the Deed of Trust) together with all losses, claims, damages, costs, expenses and/or liabilities, including, without limitation, attorney's fees and expenses, incurred by Lender in connection therewith.

            1.3 Nature of Guaranty. This Guaranty is an irrevocable, absolute, continuing guaranty of payment and performance and not a guaranty of collection. This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to any Guaranteed Obligations arising or created after any attempted revocation by Guarantor. The fact that at any time or from time to time the Guaranteed Obligations may be increased or reduced shall not release or discharge the obligation of Guarantor to Lender with respect to the Guaranteed Obligations. This Guaranty may be enforced by Lender and any subsequent holder of the Note and shall not be discharged by the assignment or negotiation of all or part of the Note.

            1.4 Guaranteed Obligations Not Reduced by Offset. The Guaranteed Obligations and the liabilities and obligations of Guarantor to Lender hereunder shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of Borrower, or any other party, against Lender, or any other party, or against payment of the Guaranteed Obligations, whether such offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise.

            1.5 Payment By Guarantor. If all or any part of the Guaranteed Obligations shall not be punctually paid when due, whether at demand, maturity, acceleration or otherwise, Guarantor shall, immediately upon demand by Lender, and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity, or any other notice whatsoever, pay in lawful money of the United States of America, the amount due on the Guaranteed Obligations to Lender at Lender's address as set forth herein. Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Obligations, and may be made from time to time with respect to the same or different items of Guaranteed Obligations. Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.

            1.6 No Duty To Pursue Others. It shall not be necessary for Lender (and Guarantor hereby waives any rights which Guarantor may have pursuant to North Carolina General Statute Section 26.7, et. seq. and any other North Carolina laws or the laws of any other jurisdiction to require Lender), in order to enforce the obligations of Guarantor hereunder, first to (i) institute suit or exhaust its remedies against Borrower or others liable on the Loan or the Guaranteed Obligations or any other Person, (ii) enforce Lender's rights against any collateral which shall ever have been given to secure the Loan, (iii) enforce Lender's rights against any other guarantors of the Guaranteed
Obligations, (iv) join Borrower or any others liable on the Guaranteed Obligations in any action seeking to enforce this Guaranty, (v) exhaust any remedies available to Lender against any collateral which shall ever have been given to secure the Loan, or (vi) resort to any other means of obtaining payment of the Guaranteed Obligations. Lender shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations.

            1.7 Waivers. Guarantor agrees to the provisions of the Loan Instruments, and hereby waives notice of (i) any loans or advances made by Lender to Borrower, (ii) acceptance of this Guaranty, (iii) any amendment or extension of the Note, the Deed of Trust or any other Loan Instruments, (iv) the execution and delivery by Borrower and Lender of any other loan or credit agreement or of Borrower's execution and delivery of any promissory notes or other documents arising under the Loan Instruments or in connection with the Secured Property, (v) the occurrence of any breach by Borrower or an Event of Default (as defined in the Deed of Trust), (vi) Lender's transfer or disposition of the Guaranteed Obligations, or any part thereof, (vii) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Guaranteed Obligations, (viii) protest, proof of non-payment or default by Borrower, or (ix) any other action at any time taken or omitted by Lender, and, generally, all demands and notices of every kind in connection with this Guaranty, the Loan Instruments, any documents or agreements evidencing, securing or relating to any of the Guaranteed Obligations and the obligations hereby guaranteed. In addition, and without limiting any other waivers or provisions set forth in the Guaranty, Guarantor hereby knowingly, freely, irrevocably and unconditionally waives and relinquishes all rights, remedies and defenses accorded by applicable law to guarantors and sureties, and agrees not to assert or to otherwise take advantage of any such rights, remedies or defenses. Without limiting the generality of the foregoing or of any other waivers or provisions set forth in the Guaranty, Guarantor hereby knowingly, freely, irrevocably and unconditionally waives and relinquishes (A) any defense arising because of an election made by Lender under Federal Bankruptcy Code ("FBC") Section 1111(b)(2) or based on any borrowing or grant of a security interest under FBC Section 364,
(B) the defense of statute of limitations in any action hereunder or in any action for the collection of any indebtedness or the performance of any of Borrower's obligations under the Loan Instruments and (C) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons, or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy, or any other proceeding) of any other person or persons.

            1.8 Payment of Expenses. In the event that Guarantor should breach or fail to timely perform any provisions of this Guaranty, Guarantor shall, immediately upon demand by Lender, pay Lender all costs and expenses (including, without limitation, court costs and attorneys' fees and disbursements) incurred by Lender in the enforcement hereof or the preservation of Lender's rights hereunder. Any such amounts not paid to Lender upon Lender's demand therefor shall bear interest at the Increased Rate (as such term is defined in the Note) from the date of such demand until the date such amounts are paid in full by Borrower. The covenants contained in this Section shall survive the payment and performance of the Guaranteed Obligations.

            1.9 Effect of Bankruptcy. In the event that, pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief law, or any judgment, order or decision thereunder, Lender must refund or restore any payment, or any part thereof, received by Lender in satisfaction of the Guaranteed Obligations, as set forth herein, any prior release or discharge from the terms of this Guaranty given to Guarantor by Lender shall be without effect, and this Guaranty shall remain in full force and effect. It is the intention of Borrower and Guarantor that Guarantor's obligations hereunder shall not be discharged except by Guarantor's performance of such obligations and then only to the extent of such performance.

            1.10 Waiver of Subrogation, Reimbursement and Contribution. Notwithstanding anything to the contrary contained in this Guaranty, Guarantor hereby unconditionally and irrevocably waives, releases and abrogates any and all rights it may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating the Guarantor to the rights of Lender), to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other party liable for payment of any or all of the Guaranteed Obligations for any payment made by Guarantor under or in connection with this Guaranty or otherwise.

            1.11 Financial Reporting. Guarantor will keep and maintain complete and accurate books and records of Guarantor's earnings and financial condition and, without expense to Lender, will furnish to Lender, within one hundred twenty (120) days after the end of each fiscal year of Guarantor, the following financial information reflecting Guarantor's financial position for the immediately preceeding year, all prepared and certified by an independent certified public accountant reasonably satisfactory to Lender, and in accordance with generally accepted accounting principles: (i) a statement of financial position of Guarantor, (ii) a statement of cash flows of Guarantor, (iii) a profit and loss statement, and (iv) a balance sheet.

            1.12 Borrower. The term "Borrower" as used herein shall include any new or successor corporation, association, partnership (general or limited), limited liability company, joint venture, trust or other individual or organization formed as a result of any merger, reorganization, sale, transfer, devise, gift or bequest of Borrower or any interest in Borrower. Nothing set forth herein, however, shall constitute a consent by Lender to any merger, reorganization, sale, transfer, devise, gift, or bequest of Borrower or any interest in Borrower, nor shall anything set forth herein diminish or affect in any manner whatsoever any of the obligations or liabilities of Borrower under the Loan Instruments.

            1.13 Recourse Limitations Do Not Apply. It is understood and agreed that the limitations of liability provided in the Note and any other Loan Instruments shall not apply with respect to the Guarantor as to the Guaranteed Obligations and that, notwithstanding anything to the contrary in the Note or any other Loan Instrument, Lender shall have full and personal recourse against the assets of the Guarantor as to the Guaranteed Obligations and such limitations shall not apply for purposes of enforcing this Guaranty.

            1.14 Guarantor's Claims Against Borrower. Guarantor shall file in any bankruptcy or other proceeding in which the filing of claims is required by law all claims which Guarantor may have against Borrower relating to any indebtedness of Borrower to Guarantor and will assign to Lender all rights of Guarantor thereunder. If Guarantor does not file any such claim, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor or, in Lender's discretion, to assign the claim to a nominee and to cause proof of claim to be filed in the name of Lender's nominee. The foregoing power of attorney is coupled with an interest and cannot be revoked. Lender or its nominee shall have the sole right to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Lender the amount payable on such claim and, to the full extent necessary for that purpose, Guarantor hereby assigns to Lender all of Guarantor's rights to any such payments or distributions to which Guarantor would otherwise be entitled; provided, however, that Guarantor's obligations hereunder shall not be satisfied except to the extent that Lender receives cash by reason of any such payment or distribution. If Lender receives anything hereunder other than cash, the same shall be held as collateral for amounts due under this Guaranty.

                                   ARTICLE II

                      EVENTS AND CIRCUMSTANCES NOT REDUCING
                     OR DISCHARGING GUARANTOR'S OBLIGATIONS

            Guarantor hereby consents and agrees to each of the following, and agrees that Guarantor's obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including without limitation rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

            2.1 Modifications. Any renewal, extension, increase, modification, alteration or rearrangement of all or any part of the Guaranteed Obligations, the Note, the Deed of Trust, the other Loan Instruments, or any other document, instrument, contract or understanding between Borrower and Lender, or any other parties, pertaining to the Guaranteed Obligations or any failure of Lender to notify Guarantor of any such action.

            2.2   Adjustment.   Any  adjustment,   indulgence,   forbearance  or
compromise that might be granted or given by Lender to Borrower or any Guarantor.

            2.3 Condition of Borrower or Guarantor. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower, Guarantor or any other party at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of Borrower or Guarantor, or any sale, lease or transfer of any or all of the assets of Borrower or Guarantor, or any changes in the shareholders, partners or members of Borrower or Guarantor; or any reorganization of Borrower or Guarantor.

            2.4 Invalidity of Guaranteed Obligations. The invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including without limitation the fact that (i) the Guaranteed Obligations, or any part thereof, exceeds the amount permitted by law, (ii) the act of creating the Guaranteed Obligations or any part thereof is ultra vires, (iii) the officers or representatives executing the Note, the Deed of Trust or the other Loan Instruments or otherwise creating the Guaranteed Obligations acted in excess of their authority, (iv) the Guaranteed Obligations violate applicable usury laws, (v) the Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from Borrower, (vi) the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations, or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible or unenforceable, or (vii) the Note, the Deed of Trust or any of the other Loan Instruments have been forged or otherwise are irregular or not genuine or authentic, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other Person be found not liable on the Guaranteed Obligations or any part thereof for any reason.

            2.5 Release of Obligors. Any full or partial release of the liability of Borrower on the Guaranteed Obligations, or any part thereof, or of any co-guarantors, or any other Person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations, or any part thereof, it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other party, and Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other parties will be liable to pay or perform the Guaranteed Obligations, or that Lender will look to other parties to pay or perform the Guaranteed Obligations.

            2.6 Other Collateral. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Obligations.

            2.7 Release of Collateral. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations and any application of any collateral, property or security to the Guaranteed Obligations in any order or manner as Lender may determine in its discretion.

            2.8 Care and Diligence. The failure of Lender or any other party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security, including but not limited to any neglect, delay, omission, failure or refusal of Lender (i) to take or prosecute any action for the collection of any of the Guaranteed Obligations or (ii) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose upon any security therefor, or (iii) to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Obligations.

            2.9 Unenforceability. The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations, or any part thereof, shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Guaranteed Obligations.

            2.10  Offset.   The  Note,  the  Guaranteed   Obligations   and  the
liabilities and obligations of the Guarantor to Lender hereunder shall not be reduced, discharged or released because of or by reason of any existing or future right of offset, claim or defense of Borrower, or any other party, against Lender, or any other party, or against payment of the Guaranteed Obligations, whether such right of offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise.

            2.11 Merger. The reorganization, merger or consolidation of Borrower into or with any other corporation or entity.

            2.12 Preference. Any payment by Borrower to Lender is held to constitute a preference under bankruptcy laws, or for any reason Lender is required to refund such payment or pay such amount to Borrower or someone else.

            2.13 Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to the Loan Instruments, the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof, it is the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, which obligation shall be deemed satisfied only upon the full and final payment and satisfaction of the Guaranteed Obligations.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

            To induce Lender to enter into the Loan Instruments and extend credit to Borrower, Guarantor represents and warrants to Lender as follows:

            3.1 Benefit. Guarantor is an affiliate of Borrower, is the owner of an indirect interest in Borrower, and has received, or will receive, direct or indirect benefit from the making of this Guaranty with respect to the Guaranteed Obligations.

            3.2 Familiarity and Reliance. Guarantor is familiar with, and has independently reviewed books and records regarding the financial condition of the Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Note or Guaranteed Obligations; however, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty.

            3.3 No Representation By Lender. Neither Lender nor any other party has made any representation, warranty or statement to Guarantor in order to induce the Guarantor to execute this Guaranty.

            3.4 Guarantor's Financial Condition. As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, Guarantor is, and will be, solvent, and has and will have assets which, fairly valued, exceed Guarantor's obligations, liabilities (including contingent liabilities) and debts, and has and will have property and assets sufficient to satisfy and repay Guarantor's obligations and liabilities.

            3.5 Legality. The execution, delivery and performance by Guarantor of this Guaranty and the consummation of the transactions contemplated hereunder do not, and will not, contravene or conflict with any law, statute or regulation whatsoever to which Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, deed of trust, mortgage, charge, lien, or any contract, agreement or other instrument to which Guarantor is a party or which may be applicable to Guarantor. This Guaranty is a legal and binding obligation of Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights.

            3.6 Survival. All representations and warranties made by Guarantor herein shall survive the execution hereof.

            3.7 Review of Documents. Guarantor has examined the Note and all of the Loan Instruments.

             3.8 Litigation. There are no proceedings pending or, so far as Guarantor knows, threatened before any court or administrative agency which would affect the authority of Guarantor to enter into, or the validity or enforceability of this Guaranty or which if decided adversely to Guarantor would materially adversely affect the financial condition of Guarantor.

            3.9 Tax Returns. Guarantor has filed all required federal, state and local tax returns and has paid all taxes as shown on such returns as they have become due. No claims have been assessed and are unpaid with respect to such taxes.

            3.10 Blocked Person. Guarantor represents and warrants that it is in compliance with the requirements of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Person Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001) (the "Order") and other similar requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of the Treasury ("OFAC") and in any enabling legislation or other executive orders or regulations in respect thereof (the Order and such other rules regulations, legislation or orders are collectively referred to herein as the "Orders"). Without limiting the generality of the foregoing, Guarantor represents, warrants and covenants that none of Guarantor, any constituent or affiliate of Guarantor, or to Guarantor's knowledge, any of Guarantor's brokers or other agents acting or benefiting in any capacity in connection with the Loan (A) is listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to the Order and/or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders, (B) is or will become a "blocked person" described in Section 1 of the Order or (C) knowingly engages or will engage in any dealings or transactions, or is or will be otherwise associated, with any such blocked person.

            3.11 No Outstanding Pledge. There is no outstanding pledge by Guarantor of its interest in Borrower or the Property which secures any loan or other obligation of Guarantor.



                                   ARTICLE IV

                      SUBORDINATION OF CERTAIN INDEBTEDNESS

            4.1 Subordination of All Guarantor Claims. As used herein, the term "Guarantor Claims" shall mean all debts and liabilities of Borrower to Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor. The Guarantor Claims shall include without limitation all rights and claims of Guarantor against Borrower (arising as a result of subrogation or otherwise) as a result of Guarantor's payment of all or a portion of the Guaranteed Obligations. Upon the occurrence of an Event of Default or the occurrence of an event which would, with the giving of notice or the passage of time, or both, constitute an Event of Default, Guarantor shall not receive or collect, directly or indirectly, from Borrower or any other party any amount upon the Guarantor Claims.

            4.2 Claims in Bankruptcy. In the event of receivership, bankruptcy, reorganization, arrangement, debtor's relief, or other insolvency proceedings involving Guarantor as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and payments which would otherwise be payable upon Guarantor Claims. Guarantor hereby assigns such dividends and payments to Lender. Should Lender receive, for application upon the Guaranteed Obligations, any such dividend or payment which is otherwise payable to Guarantor, and which, as between Borrower and Guarantor, shall constitute a credit upon the Guarantor Claims, then upon payment to Lender in full of the Guaranteed Obligations, Guarantor shall become subrogated to the rights of Lender to the extent that such payments to Lender on the Guarantor Claims have contributed toward the liquidation of the Guaranteed Obligations, and such subrogation shall be with respect to that proportion of the Guaranteed Obligations which would have been unpaid if Lender had not received dividends or payments upon the Guarantor Claims.

            4.3 Payments Held in Trust. In the event that, notwithstanding anything to the contrary in this Guaranty, Guarantor should receive any funds, payment, claim or distribution which is prohibited by this Guaranty, Guarantor agrees to hold in trust for Lender an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions so received except to pay them promptly to Lender, and Guarantor covenants promptly to pay the same to Lender.

            4.4 Liens Subordinate. Guarantor agrees that any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets securing payment of the Guaranteed Obligations, regardless of whether such encumbrances in favor of Guarantor or Lender presently exist or are hereafter created or attach. Without the prior written consent of Lender, Guarantor shall not (i) exercise or enforce any creditor's right it may have against Borrower, or (ii) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interests, collateral rights, judgments or other encumbrances on assets of Borrower held by Guarantor. Nothing set forth in this Section 4.4 is intended or shall be construed as the permitting of or the granting by Lender of its consent to the creation or existence of any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets or the Secured Property.

                                    ARTICLE V

                                  MISCELLANEOUS

            5.1 Waiver. No failure to exercise, and no delay in exercising, on the part of Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lender hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Guaranty, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

            5.2 Notices. All notices and demands or other communications hereunder shall be in writing, and shall be deemed to have been sufficiently given or served for all purposes when presented personally or sent by generally recognized overnight delivery service, with postage prepaid, addressed to Guarantor or Lender, as applicable, at the address stated below, or at such other address of which either Guarantor or Lender may hereafter notify the other in writing:

            Guarantor:

            AIMCO Properties, L.P.
            c/o AIMCO
            4582 South Ulster Parkway
            Suite 1100
            Denver, Colorado 80237
            Attn:  Dodge McCord

            with a copy to:

            Ballard Spahr Andrews & Ingersoll, LLP
            1225 17th Street, Suite 2300
            Denver, Colorado 80202
            Attn:  Beverly J. Quail, Esq.

            Lender:

            NEW YORK LIFE INSURANCE COMPANY
            c/o New York Life Investment Management LLC
            51 Madison Avenue
            New York, New York 10010-1603
            Loan No.: 373-0054
            Attn:  Real Estate Group
                  Director - Loan Administration


            with a copy to:

            NEW YORK LIFE INSURANCE COMPANY
            c/o New York Life Investment Management LLC
            51 Madison Avenue
            New York, New York 10010-1603
            Loan No.: 373-0054
            Attn:  Office of the General Counsel
                      Managing Director - Real Estate Section


Each notice or demand so given or served shall be deemed given and effective (a) if personally delivered, on the day of actual delivery or refusal and (b) if sent by generally recognized overnight delivery service, on the next business day. Notwithstanding the foregoing, service of any notice of default provided or required by law shall, if mailed as required by law, be deemed given and effective on the date of mailing.

            5.3 Governing Law. This Guaranty shall be governed by and construed in accordance with the laws of the State in which the real property encumbered by the Deed of Trust is located and the applicable laws of the United States of America and, in connection with any action or proceeding arising out of or relating to this Guaranty, Guarantor hereby submits to the jurisdiction of any court of competent jurisdiction located in such State.

            5.4 Invalid Provisions. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

            5.5 Amendments. This Guaranty may be amended only by an instrument in writing executed by the party or an authorized representative of the party against whom such amendment is sought to be enforced.

            5.6 Parties Bound; Assignment; Joint and Several. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that Guarantor may not, without the prior written consent of Lender, assign any of Guarantor's rights, powers, duties or obligations hereunder. If Guarantor consists of more than one Person, the obligations and liabilities of each such Person shall be joint and several.

            5.7 Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty.

            5.8 Recitals. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Guaranty and shall be considered prima facie evidence of the facts and documents referred to therein.

            5.9 Counterparts. To facilitate execution, this Guaranty may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all Persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Guaranty to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

            5.10 Rights and Remedies. If Guarantor becomes liable for any indebtedness owing by Borrower to Lender, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

            5.11 Other Defined Terms. Any capitalized term utilized herein shall have the meaning as specified in the Deed of Trust, unless such term is otherwise specifically defined herein.

            5.12 Entirety. THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTOR AND LENDER WITH RESPECT TO GUARANTOR'S GUARANTY OF THE GUARANTEED OBLIGATIONS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY GUARANTOR AND LENDER AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND NO COURSE OF DEALING BETWEEN GUARANTOR AND LENDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND LENDER.

            5.13 Waiver of Right To Trial By Jury. GUARANTOR HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS GUARANTY, THE NOTE, THE DEED OF TRUST, OR THE OTHER LOAN INSTRUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN
KNOWINGLY AND VOLUNTARILY BY GUARANTOR, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY GUARANTOR.




                                [signature page to follow]

                               [signature page to Guaranty]





            EXECUTED as of the day and year first above written.

                              GUARANTOR:

                              AIMCO PROPERTIES, L.P., a Delaware limited partnership

                              By: AIMCO-GP, Inc., a Delaware corporation, its General Partner

                                    By: /s/Patti K. Fielding
                                    Name:  Patti K. Fielding
                                    Title:   Executive Vice President and
                                             Treasurer

STATE OF COLORADO

CITY AND COUNTY OF DENVER


I, Gail D. Coalson, a Notary Public of the County and State aforesaid, certify that Patti K. Fielding, personally came before me this day and acknowledged that
(s)he is Executive Vice President and Treasurer of AIMCO-GP, Inc., a Delaware corporation, the General Partner of AIMCO PROPERTIES, L.P., a Delaware limited partnership, and that (s)he, as Executive Vice President being authorized to do so, executed the foregoing on behalf of the company.

      WITNESS my hand and official stamp or seal, this the 31st day of August, 2005.



[SEAL]                                    /s/Gail D. Coalson
                                          Notary Public


My Commission expires: 02/17/2008